UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

MOHAWK INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MOHAWK®
INDUSTRIES, INC.

2025 Notice of Annual Meeting and Proxy Statement

The Global Flooring Leader
Mohawk Industries (NYSE: MHK) is the world’s largest flooring company, delivering style and performance for residential and commercial spaces around the globe. Mohawk offers a comprehensive array of hard and soft surface products for every application.

Global Ceramic	Flooring — North America	Flooring — Rest of the World

One of the largest manufacturers of ceramic tile and natural stone products in the world.
•
Primary Brands: Daltile®, American Olean®, Marazzi®, Ragno®, Kai®, Emilgroup®, Grupo Daltile®, Vitromex®, Arko®, Eliane®, DecorTiles®, Elizabeth® and Kerama Marazzi®

One of the largest suppliers of premium carpet, carpet tile, rugs, laminate, luxury vinyl tile, sheet vinyl and wood flooring in North America.
•
Primary Brands: Mohawk®, Karastan®, Godfrey Hirst®, Quick-Step®, Pergo®, Mohawk Group®, Durkan®, Aladdin Commercial®, Mohawk Home®, and Foss®

One of the largest suppliers outside of North America of premium laminate, sheet vinyl, carpet, wood and luxury vinyl tile flooring. European product line also includes roofing systems, insulation products, mezzanine flooring and panels for construction, cabinet and furniture markets.
•
Primary Brands: Quick-Step®, Pergo®, Moduleo®, Leoline®, Lentex®, Unilin Insulation®, Unilin Panels®, Godfrey Hirst®, GH Commercial®, Feltex® and Redbook®

$10.8B	$1.4B	$680M	1.1x
2024 WORLDWIDE SALES	2024 ADJUSTED EBITDA(1)	2024 FREE CASH FLOW(1)	NET DEBT TO ADJUSTED EBITDA RATIO(1)(2)

~180	19	32	~41,900
COUNTRIES — SALES(2)	COUNTRIES — MANUFACTURING(2)	ACQUISITIONS SINCE 2013(2)	EMPLOYEES WORLDWIDE(2)

(1)
See Annex A for reconciliation of Non-GAAP financial measures

(2)
As of December 31, 2024

Our Vision	At Mohawk, we translate superior design, innovation, customer support and sustainable solutions into superior performance.

Newsweek America’s Greatest Workplaces for Diversity	Newsweek America’s Greatest Workplaces for Women	USA Today America’s Climate Leaders	Green Builder Media 2024 Eco-Leaders	City of Hope Spirit of Life Award

To the Stockholders of
Mohawk Industries, Inc.:
You are cordially invited to attend the annual meeting of stockholders to be held on Thursday, May 22, 2025, at 10:00 a.m. local time, at the Company’s offices at 160 South Industrial Boulevard, Calhoun, Georgia 30701.
The business of the meeting will be:
(i)
to elect a class of directors to serve a three-year term beginning in 2025,

(ii)
to vote upon a non-binding resolution to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm, and

(iii)
to vote upon a non-binding, advisory resolution to approve executive compensation.

There will not otherwise be a business review at the meeting.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to stockholders on the internet. These rules allow us to provide our stockholders with the information they need, while reducing the environmental impact of our Annual Meeting and lowering costs. Unless you previously requested a paper copy of our proxy materials, you will receive a Notice of Internet Availability of Proxy Materials, which tells you how to access the materials on the internet. If you have requested paper copies and no longer wish to receive them, contact Broadridge Financial Solutions, Inc. (“Broadridge”) to request that only the Notice of Internet Availability of Proxy Materials be mailed in the future. Contact Broadridge by phone at (800) 579-1639 or by mail at 51 Mercedes Way, Edgewood, New York 11717.
Whether or not you plan to attend the annual meeting, please vote by internet at your earliest convenience or complete and return your proxy card if you requested a paper copy of our materials. You may choose to attend the meeting and personally cast your votes even if you fill out and return a proxy card.
Sincerely yours,
JEFFREY S. LORBERBAUM
Chairman and Chief Executive Officer
Calhoun, Georgia
April 4, 2025

Mohawk Industries 160 South Industrial Boulevard Calhoun, Georgia 30701 (706) 629-7721 mohawkind.com
Notice of Annual Meeting of Stockholders
to Be Held on May 22, 2025

Date	Location	Record Date
Thursday, May 22, 2025 10:00 a.m., local time	Mohawk Industries Headquarters 160 South Industrial Boulevard Calhoun, Georgia 30701	The Board of Directors has set March 27, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting
Items of Business
1	To elect three persons who will serve as the Company’s Class III directors for a three-year term beginning in 2025;
2	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025;
3
To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers,as disclosed and discussed in the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement; and

4	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
Please use Internet voting or complete and return a proxy card so that your shares will be represented. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.
Internet	Mobile Device
Go to www.proxyvote.com 24/7 and follow the instructions	Scan the QR code to go to www.proxyvote.com
Telephone	At the Meeting
Call toll-free 1 (800) 690-6903 or the telephone number on your voting instruction form	Attend the meeting and cast your ballot

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 22, 2025
The Proxy Statement and the 2024 Annual Report to Stockholders are available at the Company’s website, ir.mohawkind.com/ proxy-materials

Mail
Sign, date and mail your proxy card in the postage-paid envelope provided

This Proxy Statement is furnished by and on behalf of the Board of Directors of Mohawk Industries, Inc. (“Mohawk” or the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company. We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record (“Stockholders”) and beneficial owners. All Stockholders and beneficial owners may access the proxy materials at the Company’s website, ir.mohawkind.com/proxy-materials. If you would like to receive a paper copy of our proxy materials, please contact Broadridge Financial Solutions, Inc. by phone at (800) 579-1639 or by mail at 51 Mercedes Way, Edgewood, New York 11717.
The Notice will be made available to Stockholders on or about April 4, 2025.
By Order of the Board of Directors,
R. DAVID PATTON
Vice President — Business Strategy, General Counsel and Secretary
April 4, 2025

1	Proposal 1 — Election of Directors
2	The Board of Directors
2	Director and Director Nominee Information
3	Nominees for Director
4	Continuing Directors
8	Contractual Obligations with Respect to the Election of Directors
9	Corporate Governance
9	Board Membership Criteria
9	Meetings and Committees of the Board of Directors
12	Board Leadership
12	Classified Board Structure
12	Majority Voting for Directors; Director Resignation Policy
13	Sustainability
15	Risk Oversight
15	Annual Board and Committee Self-Evaluations
16	Nomination Process for the Board of Directors
16	Board Refreshment
16	Stockholder Engagement
17	Communications with Directors
17	Availability of Information
17	Financial Statements
17	2024 Director Compensation
19	Proposal 2 — Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
20	Audit Committee
20	Report of the Audit Committee of the Board of Directors of Mohawk Industries, Inc.
20	Principal Accountant Fees and Services
21	Proposal 3 — Advisory Vote on Executive Compensation
22	Executive Compensation
22	Executive Officers
25	Compensation Discussion and Analysis
36	Compensation Committee Report
37	Compensation Tables and Narrative
37	2024 Summary Compensation Table
38	2024 Grants of Plan-Based Awards
38	Employment Agreements with Named Executive Officers
39	Outstanding Equity Awards at 2024 Year-End
40	2024 Option Exercises and Stock Vested
40	2024 Nonqualified Deferred Compensation
40	Equity Compensation Plan Information
41	Potential Payments upon Termination of Employment or Change in Control
42	CEO Pay Ratio
43	Pay Versus Performance
46	Certain Relationships and Related Transactions
46	Compensation Committee Interlocks and Insider Participation
47	Stock Ownership Information
47	Principal Stockholders of the Company
48	Delinquent Section 16(a) Reports
49	Information about the Annual Meeting and Voting
49	Questions and Answers
51	Stockholder Proposals
51	Other Matters
A-1	Annex A — Non-GAAP Reconciliation

Forward-Looking Statements

Certain of the statements in this Proxy Statement, particularly those anticipating future performance, business prospects, growth and operating strategies, and similar matters, and those that include the words “could,” “should,” “believes,” “anticipates,” “expects” and “estimates” or similar expressions constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Management believes that these forward-looking statements are reasonable as and when made; however, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. There can be no assurance that the forward-looking statements will be accurate because they are based on many assumptions, which involve risks and uncertainties. The following important factors could cause future results to differ from historical experience and our present expectations or projections: changes in economic or industry conditions; competition; inflation and deflation in raw material prices, freight and other input costs; inflation and deflation in consumer markets; currency fluctuations; energy costs and supply; timing and level of capital expenditures; timing and implementation of price increases for the Company’s products; impairment charges; identification and consummation of acquisitions on favorable terms, if at all; integration of acquisitions; international operations; introduction of new products; rationalization of operations; tax and tax reform, product and other claims; litigation; geopolitical conflicts; regulatory and political changes in the jurisdictions in which the Company does business; and other risks identified in the Company’s U.S. Securities and Exchange Commission (“SEC”) reports and public announcements.

Proposal 1 — Election of Directors • Joseph A. Onorato • William H. Runge III • W. Christopher Wellborn
The Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that the Board of Directors of the Company shall consist of three classes of directors serving staggered terms of office. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a term of three years to serve until the election and qualification of their successors. For more information regarding our classified board, please see “Corporate Governance — Classified Board Structure.”
BOARD OF DIRECTORS	CLASS I	CLASS II	CLASS III
	Term expiring in 2026	Term expiring in 2027	Term expiring in 2025
	• Karen A. Smith Bogart • Jeffrey S. Lorberbaum • Bernard P. Thiers	• Bruce C. Bruckmann • Jerry W. Burris • John M. Engquist	• Joseph A. Onorato • William H. Runge III • W. Christopher Wellborn
The Company’s Certificate of Incorporation requires the Company to have at least two and no more than eleven directors, with the Board of Directors to determine the exact number. The Board of Directors has set the size of the Board at nine directors. The Board of Directors has nominated Joseph A. Onorato, William H. Runge III and W. Christopher Wellborn as Class III directors at the Annual Meeting. The Class I and Class II directors have one year and two years, respectively, remaining on their terms of office and will not be voted upon at the Annual Meeting.
It is the intention of the persons named as proxies to vote the proxies for the election of each of Messrs. Onorato, Runge and Wellborn as a Class III director of the Company, unless the Stockholders direct otherwise in their proxies. Each of Messrs. Onorato, Runge and Wellborn has consented to serve as a director of the Company if elected. In the unanticipated event that any of Messrs. Onorato, Runge and Wellborn refuses or is unable to serve as a director, the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated. The Board of Directors has no reason to believe that any of Messrs. Onorato, Runge and Wellborn will be unable or will decline to serve as a director.
The affirmative vote of a majority of the votes cast in the election at the Annual Meeting at which a quorum is present is required for the election of the nominees.
The Board of Directors recommends a vote FOR the election of the nominees presented herein.
Mohawk Industries, Inc. | 2025 Proxy Statement 1

The Board of Directors
Director and Director Nominee Information

Our Board of Directors offers a broad and diverse range of key skills and unique strengths to provide effective oversight of the Company and create long-term sustainable growth through successful execution of the Company’s strategic initiatives. Together, our directors bring to our Board a deep and broad array of global business experience and expertise in mergers and acquisitions, as well as diverse viewpoints and technical knowledge relevant to our industry. In totality, this mix of attributes among our directors enhances our Board’s leadership and effectiveness in light of the Company’s businesses and organizational complexities and long-term strategy.
DIRECTOR EXPERIENCE MATRIX	BOGART	BRUCKMANN	BURRIS	ENGQUIST	LORBERBAUM	ONORATO	RUNGE	THIERS	WELLBORN	#
GLOBAL BUSINESS Mohawk is a global business, with products tailored to regional demand, manufactured in 19 countries and sales in approximately 180 countries worldwide.										7
MERGERS & ACQUISITIONS During the past three decades, Mohawk has grown significantly through a combination of organic growth and acquisitions, including 32 acquisitions since 2013.										9
FINANCE Mohawk’s business involves complex cross-border financial transactions and requires a high level of strategic and financial experience.										5
SUSTAINABILITY Mohawk is committed to responsible practices and environmental stewardship. The Board has primary responsibility for oversight of environmental, social and governance matters.										8
ENTERPRISE RISK MANAGEMENT The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.										7
CYBERSECURITY The Board’s Audit Committee is responsible for risk oversight related to cybersecurity and data security.										5
KNOWLEDGE OF FLOORING INDUSTRY Mohawk is the world’s largest flooring company. Knowledge of the flooring industry includes an understanding of markets, competition and vertically integrated operations (design, material sourcing, manufacturing and distribution), product performance, sustainable features, quality control, cost management and raw material integrity.										7
MANUFACTURING/OPERATIONS Mohawk has manufacturing operations in 19 countries and is committed to responsibly sourcing raw materials for manufacturing processes.										6
DISTRIBUTION/TRANSPORTATION Mohawk owns and operates a vast logistics network, using route optimization software and “backhauls” to streamline delivery routes, ensure compliance with federal and state emissions levels and boost efficiency.										7
The following pages list the three Class III directors nominated for re-election at the 2025 Annual Meeting and the six directors with continuing terms that expire in subsequent years, as well as biographical information for all directors as required by SEC regulations.
2 2025 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

Nominees for Director

CLASS III DIRECTORS (IF ELECTED, TERMS EXPIRE 2028)
Joseph A. Onorato

AUDIT COMMITTEE
FINANCIAL EXPERT
INDEPENDENT DIRECTOR
since February 2008
AGE 76
BOARD COMMITTEES
•
Audit (Chair)

•
Compensation

REASON FOR NOMINATION
Mr. Onorato brings significant executive and financial experience with public, global manufacturing companies, including service as both a Chief Financial Officer and as a Treasurer, together with service on another public company board of directors.

BIOGRAPHICAL INFORMATION
Dana Corporation, a global leader in the engineering, manufacturing and distribution of components and systems for worldwide vehicular and industrial manufacturers
•
Senior Vice President and Chief Financial Officer, Automotive Aftermarket Group (July 1998 until his retirement in September 2000)

Echlin, Inc. (“Echlin”), a worldwide manufacturer of motor vehicle parts
In July 1998, Dana Corporation merged with Echlin
•
Senior Vice President and Chief Financial Officer (1981 to 2000)

Certified public accountant with previous work experience at PricewaterhouseCoopers
OTHER PUBLIC COMPANY BOARDS
Affinia Group Intermediate Holdings, Inc., a motor vehicle manufacturing company (2004 to 2016)
•
Served as Chairman of the Audit Committee

BPI Holdings International, Inc., a motor vehicle manufacturing company (2013 to 2015)
OTHER BOARD SERVICE
Quinnipiac University School of Business (Dean’s Advisory Council, 1985 to 2023)

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Cybersecurity

William H. Runge III

INDEPENDENT DIRECTOR
since July 2014
AGE 73
BOARD COMMITTEES
•
Audit

•
Compensation (Chair)

REASON FOR NOMINATION
Mr. Runge brings extensive experience working with companies to transform operations, catapult growth and accelerate results. Mr. Runge has worked in domestic and international businesses to develop long-term strategies as well as operating tactics to both improve profitability and drive growth.

BIOGRAPHICAL INFORMATION
Alvarez & Marsal, a premier business advisory firm for companies seeking to transform operations, catapult growth and accelerate results
•
Managing Director (June 2002 to present)

•
Served in Chief Financial Officer, Chief Operating Officer, Chief Executive Officer and Controller roles in the manufacturing, distribution and service industries

Arthur Andersen
•
Partner-in-Charge for the Southeast Region Corporate Recovery Practice (1992 to 2002)

•
Spent more than 10 years with the corporate restructuring group in Atlanta

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Mohawk Industries, Inc. | 2025 Proxy Statement 3

The Board of Directors

W. Christopher Wellborn

VICE CHAIRMAN OF THE BOARD since February 2025
DIRECTOR since March 2002
AGE 69

REASON FOR NOMINATION
Mr. Wellborn served as Mohawk’s President and Chief Operating Officer until his retirement in 2025. He brings more than 30 years of experience in the manufacturing and finance sectors, with approximately 20 years as an executive in the flooring industry.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President and Chief Operating Officer (November 2009 until his retirement in February 2025)

•
Chief Operating Officer (2005 to 2009)

•
President — Dal-Tile (2002 to 2005)

Dal-Tile International Inc. (“Dal-Tile”)
In March 2002, Mohawk acquired Dal-Tile
•
Executive Vice President, Chief Financial Officer and Assistant Secretary (1997 to 2002)

Lenox, Inc.
•
Senior Vice President and Chief Financial Officer (1993 to 1997)

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Cybersecurity
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Continuing Directors

CLASS I DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 2026)
Karen A. Smith Bogart, Ph.D.

INDEPENDENT DIRECTOR since May 2011
AGE 67
BOARD COMMITTEES
•
Compensation

•
Nominating & Corporate Governance (Chair)

QUALIFICATIONS
Dr. Bogart brings broad executive experience, including in the consumer products sector and in Asia, with domestic and multi-national public and private companies in various industries, together with service on another public company board of directors.

BIOGRAPHICAL INFORMATION
Smith Bogart Consulting, an advisement firm focused on business growth, turn-around and capability
•
President (June 2006 to present)

Dr. Bogart has led start-up firms in consumer products and printing services.
Eastman Kodak Company (“Kodak”)
•
Chairman and President of Greater Asia, responsible for Kodak’s businesses and operations across Asia (2004 to 2006)

•
Senior Vice President, responsible for managing many of Kodak’s largest global businesses in the consumer, professional and health sectors (1980 to 2003)

OTHER PUBLIC COMPANY BOARDS
Monolithic Power Systems, Inc., a public semiconductor company (2007 to 2016)
OTHER BOARD SERVICE
Michelman Inc., a privately held specialty chemicals company (current director) (2015 to present)
Silver Maple Ventures, an on-line crowd-funding firm (2015 to 2017)

KEY SKILLS
Global Business
Mergers & Acquisitions
Sustainability
Knowledge of Flooring Industry
Manufacturing/ Operations

4 2025 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

Jeffrey S. Lorberbaum

CHAIRMAN OF THE BOARD since May 2004
DIRECTOR since March 1994
AGE 70

QUALIFICATIONS
Mr. Lorberbaum, Mohawk’s Chairman and Chief Executive Officer, brings almost 50 years of management and executive experience in the flooring industry and is a significant stockholder.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Executive Officer (January 2001 to present)

•
President and Chief Operating Officer (1995 to 2001)

Aladdin Mills Inc. (“Aladdin”)
In March 1994, Mohawk acquired Aladdin
•
President and Chief Executive Officer (1994 to 1994)

•
Vice President — Operations (1986 to February 1994)

•
Joined Aladdin in 1976

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Cybersecurity
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Bernard P. Thiers

DIRECTOR since February 2024
AGE 69

QUALIFICATIONS
Mr. Thiers, as a former executive officer of the Company, brings nearly 40 years of management and executive experience in the flooring industry generally and in the Company’s Flooring Rest of the World segment specifically.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Senior Advisor (February 2024 to present)

•
President — Flooring Rest of the World (2009 until his retirement in February 2024)

•
President — Unilin Flooring (2006 to 2009)

Unilin Holding NV (“Unilin”), a leading manufacturer and marketer of laminate flooring products based in Belgium
In October 2005, Mohawk acquired Unilin (which became a significant operating subsidiary in the Company’s Flooring Rest of the World segment)
•
Managing Director of Unilin Flooring (1996 to 2006)

•
Joined Unilin in 1984 as a plant manager and served in roles of increasing management significance since that time

KEY SKILLS
Global Business
Mergers & Acquisitions
Sustainability
Enterprise Risk Management
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Mohawk Industries, Inc. | 2025 Proxy Statement 5

The Board of Directors

CLASS II DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 2027)
Bruce C. Bruckmann

INDEPENDENT DIRECTOR since October 1992
AGE 71
BOARD COMMITTEES
•
Audit

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Bruckmann brings significant experience in corporate finance and capital markets, together with service on other public company boards of directors.

BIOGRAPHICAL INFORMATION
Bruckmann, Rosser, Sherrill & Co., Inc., a private equity investment firm
•
Managing Director (January 1995 to present)

Citicorp Venture Capital, Ltd. (“CVC, Ltd.”)
•
Managing Director (1994 to 1995)

•
Vice President (1983 to 1994)

399 Venture Partners, Inc. (formerly Citicorp Investments, Inc.)
•
Executive Officer (1994 to 1995)

OTHER PUBLIC COMPANY BOARDS
H&E Equipment Services, Inc., a renter and distributor of industrial and construction equipment (1999 to present)
MWI Veterinary Supply Co., a distributor of animal health products (former director and Chairman of the Board of Directors)
Town Sports International, Inc., a fitness club operator (former director)
AmerisourceBergen, a distributor of human health products (former director)
Chromcraft Revington, a manufacturer of residential furniture (former director)
California Pizza Kitchen, a casual restaurant chain (former director)
Heritage-Crystal Clean, Inc., a waste management and used oil re-refining business (former director)
CORT Business Services, a renter of residential and commercial furniture and furnishings (former director)
OTHER BOARD SERVICE
Eos Fitness, a private company (current director)

KEY SKILLS
Mergers & Acquisitions
Finance
Enterprise Risk Management
Knowledge of Flooring Industry
Distribution/ Transportation

6 2025 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

Jerry W. Burris

INDEPENDENT DIRECTOR since February 2022
AGE 61
BOARD COMMITTEES
•
Compensation

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Burris brings significant executive leadership experience in management of global manufacturing operations and related processes, such as supply chain management, quality control and product development, together with service on another public company board of directors.

BIOGRAPHICAL INFORMATION
Midwest Can Company, a manufacturer of portable fuel cans and specialty containers
•
President and Chief Executive Officer (May 2018 to present)

Associated Materials Group, Inc., a manufacturer of professionally installed exterior building products
•
President and Chief Executive Officer (2011 to 2014)

Barnes Group Inc.
•
President of Barnes Industrial, a global precision components business within Barnes Group (2006 to 2011)

General Electric
•
President and Chief Executive Officer of Advanced Materials Quartz and Ceramics (2006)

•
General Manager of Global Services at GE Healthcare (2003 to 2006)

•
Head of Global Supply Chain Sourcing with GE Industrial Systems and Honeywell Integration (2000)

OTHER PUBLIC COMPANY BOARDS
nVent Electric plc (current director since 2018)
Fifth Third Bancorp (2016 to 2020)
Pentair plc (2008 to 2018)
OTHER BOARD SERVICE
Midwest Can Company (current director since 2017)

KEY SKILLS
Global Business
Mergers & Acquisitions
Sustainability
Enterprise Risk Management
Cybersecurity
Manufacturing/ Operations
Distribution/ Transportation

Mohawk Industries, Inc. | 2025 Proxy Statement 7

The Board of Directors

John M. Engquist

LEAD INDEPENDENT DIRECTOR since February 2023
INDEPENDENT DIRECTOR since February 2020
AGE 71
BOARD COMMITTEES
•
Audit

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Engquist brings significant executive and board experience with a public integrated equipment services company, including service as a Chief Executive Officer, President and Executive Chairman.

BIOGRAPHICAL INFORMATION
H&E Equipment Services, Inc., a public integrated equipment services company
•
Executive Chairman of the Board (January 2019 to present)

•
Chief Executive Officer and Director of H&E Inc. (2005 to 2019)

•
President of H&E Inc. (2005 to 2012)

•
President, Chief Executive Officer and Director of H&E LLC (from its formation in June 2002 until its merger with and into H&E Inc. in February 2006)

•
Served in executive leadership roles with predecessor companies of H&E LLC (prior to 2002)

OTHER PUBLIC COMPANY BOARDS
H&E Equipment Services, Inc. (current director and Executive Chairman of the Board since 2019)
OTHER BOARD SERVICE
Serves as a director on the board of a number of private companies
LSU Foundation (current director, serving on several committees of the Board of Directors)
Franciscan Missionaries of Our Lady Health System, Inc., based in Baton Rouge, Louisiana (current director and member of the Finance Committee)
St. Jude Children’s Research Hospital, in Memphis, Tennessee (former director and member of the Leadership Council)

KEY SKILLS
Mergers & Acquisitions
Sustainability
Enterprise Risk Management
Cybersecurity
Knowledge of Flooring Industry
Distribution/ Transportation

Contractual Obligations with Respect to the Election of Directors

In connection with the merger of Aladdin with a wholly-owned subsidiary of the Company in February 1994, the Company agreed to nominate up to two persons designated by the former stockholders of Aladdin for election or re-election, as the case may be, to the Board of Directors of the Company and to use its best efforts to cause such nominees to be elected to the Board of Directors. At such time as the former stockholders of Aladdin have disposed of 50% or more of the common stock issued to them in the merger, the Company will be required to nominate only one such person to the Board of Directors, and at such time as the former stockholders of Aladdin have disposed of 75% or more of the common stock issued to them in the merger, the Company will no longer be required to nominate any of such persons to the Board of Directors. The former stockholders of Aladdin currently may designate one director, and Jeffrey S. Lorberbaum is currently such designee.
8 2025 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance
Board Membership Criteria

The Board of Directors and the Governance Committee consider the experience, skills and characteristics of candidates for Board membership as well as for each Board member on an annual basis. The Board and the Governance Committee seek the most capable directors and candidates who possess the appropriate qualifications to make a significant contribution to the Board, the Company and its stockholders. In this process, the Board considers, among other factors, each director’s and candidate’s:
• business experience • technical skills • industry expertise • financial literacy • sufficient time to devote to the Board • language skills	• leadership qualities • character and integrity • education • commitment to represent the long-term interests of the Company’s stockholders, and • other personal characteristics.
The Board has adopted a Board of Directors Selection Policy, which can be found on the Company’s website at mohawkind.com/esg/resources/ under the subheading “ESG-Related Policies.” The Board and the Governance Committee have been and continue to be committed to including highly qualified individuals with diverse or non-traditional backgrounds, skills and experiences in the pool of candidates for Board membership. The Board and the Governance Committee will continue to monitor and self-assess the experience, skills and characteristics of Board members and candidates on an annual basis.
Meetings and Committees of the Board of Directors

GENERAL
During 2024, the Board of Directors held five meetings. All members of the Board of Directors attended over 75% of the total number of Board of Directors and Committee meetings that they were eligible to attend. All members of the Board of Directors at the time of the 2024 Annual Meeting of Stockholders were present at such meeting.
INDEPENDENCE
The Board of Directors has affirmatively determined, considering generally all relevant facts and circumstances regarding each non-management director, that none of Mr. Bruckmann, Mr. Burris, Mr. Engquist, Mr. Onorato, Mr. Runge or Dr. Bogart have a material relationship that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director, and therefore they are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable Securities and Exchange Commission (“SEC”) rules and New York Stock Exchange (“NYSE”) corporate governance standards. Definitions of independence for directors and committee members can be found in the Company’s Corporate Governance Guidelines, which can be found on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
In February 2025, the Board of Directors reappointed Mr. Engquist as Lead Independent Director.
Mohawk Industries, Inc. | 2025 Proxy Statement 9

Corporate Governance

COMMITTEES
The Company has three standing committees:
Audit Committee*	Compensation Committee	Nominating and Corporate Governance Committee

*
The Audit Committee of the Board of Directors was established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee	MEETINGS IN 2024: 7

MEMBERS
•
Mr. Onorato (Chair)

•
Mr. Bruckmann

•
Mr. Engquist

•
Mr. Runge

QUALIFICATIONS
•
The Board of Directors has determined that Mr. Onorato is qualified as an audit committee financial expert within the meaning of applicable SEC regulations and has all the requisite accounting and financial expertise within the meaning of the listing standards of the NYSE.

•
All members of the Audit Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Audit Committee:
•
oversees management’s conduct of the financial reporting process, the system of internal, financial and administrative controls, the annual independent audit of the Company’s consolidated financial statements and certain other risk oversight-related matters;

•
oversees risk management as it relates to the Company’s sustainability strategy, climate-related risks, data protection and cybersecurity, among other matters;

•
engages the independent registered public accounting firm;

•
reviews the independence of such independent registered public accounting firm;

•
approves the scope of the annual activities of the independent registered public accounting firm and internal auditors; and

•
reviews audit results.

CHARTER
The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
REPORT OF THE AUDIT COMMITTEE
See also “Audit Committee — Report of the Audit Committee of the Board of Directors of Mohawk Industries, Inc.”

10 2025 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

Compensation Committee	MEETINGS IN 2024: 2

MEMBERS
•
Mr. Runge (Chair)

•
Dr. Bogart

•
Mr. Burris

•
Mr. Onorato

QUALIFICATIONS
•
All members of the Compensation Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Compensation Committee is responsible for:
•
deciding, recommending and reviewing the compensation, including benefits, of the executive officers and directors of the Company;

•
reviewing risks associated with the Company’s compensation policies and practices; and

•
administering the Company’s executive and senior management incentive compensation plans.

The Compensation Committee may delegate any of its authority and responsibilities to a subcommittee of members of the Compensation Committee designated by the Chairman of the Compensation Committee. To the extent permitted by Delaware law, the Compensation Committee may delegate to one or more officers of the Company the power to designate the employees (other than executive officers) of the Company or any of its subsidiaries who will receive grants of equity incentive awards and the number of such awards.
For more information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.
CHARTER
The Board of Directors has adopted a written charter for the Compensation Committee, which is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
REPORT OF THE COMPENSATION COMMITTEE
See also “Executive Compensation — Compensation Committee Report.”

Nominating and Corporate Governance Committee	MEETINGS IN 2024: 2

MEMBERS
•
Dr. Bogart (Chair)

•
Mr. Bruckmann

•
Mr. Burris

•
Mr. Engquist

QUALIFICATIONS
•
All members of the Governance Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for:
•
assisting the Board of Directors in fulfilling its oversight responsibilities under the NYSE listing standards and Delaware law;

•
identifying qualified candidates for nomination to the Board of Directors;

•
oversight of the Company’s sustainability-related programs; and

•
developing and evaluating the Company’s corporate governance policies.

The Governance Committee also considers nominees to the Board of Directors recommended by stockholders in accordance with the requirements of the Company’s Bylaws.
As part of its oversight of sustainability-related programs, the Governance Committee assists the Board of Directors with formulating strategies to respond to public policy, legislative, regulatory, political and social issues and trends related to environmental, health and safety, and sustainability performance that may significantly affect the business operations, financial performance or public image of the Company.
CHARTER AND CORPORATE GOVERNANCE GUIDELINES
The Board of Directors has adopted a written charter for the Governance Committee and Corporate Governance Guidelines recommended by the Governance Committee, both of which are available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”

Executive Sessions with Non-Management Directors
The Company’s non-management directors meet without the Chief Executive Officer and other Company personnel as needed during a portion of each Board of Directors meeting. The Lead Independent Director, or a director designated by such non-management directors, presides over the executive sessions.
Mohawk Industries, Inc. | 2025 Proxy Statement 11

Corporate Governance

Board Leadership

The Board of Directors has determined that a combined Chairman and Chief Executive Officer position is most appropriate for the Company at this time. Mr. Lorberbaum has served in this combined role since 2004. The Board of Directors believes that Mr. Lorberbaum, who is also a significant stockholder of the Company, has efficiently conducted the business and affairs of the Company and believes that he has provided effective leadership and guidance as the Chairman in the management of the Company’s risk profile and pursuit of its strategic goals.

In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for the Company at this time, the Governance Committee and Board of Directors also recognized the benefit of independent leadership to enhance the effectiveness of the Board’s oversight role. Accordingly, in February 2023, our Governance Committee and Board of Directors adopted amended and restated Corporate Governance Guidelines that, among other things, established the role of Lead Independent Director. Mr. Engquist was subsequently appointed by the Board to serve as the Company’s first Lead Independent Director and was re-appointed to this role in February 2025.

     The Lead Independent Director:
•
participates in setting the agenda of Board of Directors and Committee meetings,

•
coordinates the distribution and presentation of meeting materials,

•
maintains the focus and punctuality of Board of Directors and Committee meetings, and

•
presides over executive session meetings of the independent directors.

Classified Board Structure

The Company’s Certificate of Incorporation divides the Board of Directors into three distinct classes, with each class serving a three-year term. The Board of Directors believes that this classified structure fosters stability and continuity, benefiting both the Company and its stockholders. The classified structure ensures that the Board of Directors always includes experienced directors who are knowledgeable in the Company’s strategic goals, business and markets. Electing directors to three-year terms, rather than one-year terms, enhances the independence of the Company’s non-management directors and encourages them to make decisions in the long-term best interest of the Company and its stockholders. The Board of Directors also believes that the Company’s classified board structure serves the best interests of both the Company and its stockholders by reducing the potential influence of certain investors and special interest groups with short-term agendas that may be harmful to the long-term interests of the Company and its stockholders. This protects long-term stockholder value and ensures accountability. The Company’s classified board structure mitigates the risk of coercive takeover tactics by better positioning the Board of Directors to negotiate for the best outcome on behalf of all of the Company’s stockholders. Since only one-third of the Company’s directors are elected at any annual meeting, it would require at least two annual meetings to change a majority of the Board, giving incumbent directors significant leverage to secure the best long-term results for all of the Company’s stockholders.
Majority Voting for Directors; Director Resignation Policy

The Company’s Bylaws contain a majority voting standard for the election of directors in an uncontested election (that is, an election where the number of nominees is equal to the number of seats open). In an uncontested election, each nominee must be elected by the vote of a majority of the votes cast. A “majority of the votes cast” means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” (excluding abstentions). In addition, our Board has adopted a director resignation policy whereby, if a director nominee does not receive the requisite vote, the Board expects such director to tender his or her resignation. Under the policy, the Board shall fill director vacancies and new directorships only with candidates who tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with the director resignation policy. If an incumbent director fails to receive the required vote for re-election as outlined above, the Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Governance Committee’s recommendation within 90 days from the date of the certification of the director election results and will promptly disclose its decision in a filing with the SEC. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.
12 2025 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

Sustainability

As a global company, the Company is committed to creating a better future by integrating sustainability into every aspect of its global operations. Each year, the Company conducts a comprehensive review of its sustainability strategy to ensure alignment with its long-term objectives and to evaluate the impact on operational efficiency and sustainable product development. Anchored in the foundational pillars of People, Planet, and Performance, this strategy establishes clear sustainability goals that serve as a roadmap for the Company’s ongoing efforts. These goals reflect a commitment to advancing the well-being of communities, protecting the environment, and driving value creation for stakeholders through responsible and forward-thinking business practices.
The Company’s long-standing commitment to sustainability is being recognized. In 2024, the Company achieved a “1” on the ISS (Institutional Shareholder Services) ESG Quality “E” Environment Score, putting the Company in the top 10% of its industry. The Company also quantified Scope 3 emissions for the second consecutive year and implemented a robust enterprise-wide sustainability reporting platform to standardize and streamline reporting. The Company’s annual Impact Report provides additional detail on its progress alongside numerous compelling stories about sustainability initiatives within its business.
Better for People	Better for the Planet	Better for Performance

•
PERFORMANCE-DRIVEN
WORKPLACE

Building and developing a high-performing team with many different backgrounds and experiences
•
ZERO-HARM WORKPLACE

Creating safe, hazard-free environments that support employee health and well-being
•
CONNECTED COMMUNITIES

Partnering locally and globally with organizations to improve lives where team members, customers and stakeholders live and work

•
CLIMATE-POSITIVE FUTURE

Being part of the climate change solution through implementation of our decarbonization strategy
•
WATER RESTORATION

Improving efficient and responsible use of water in all processes and products
•
PRODUCT CIRCULARITY

Thoughtfully minimizing environmental impact across product lifecycle through sustainable design, innovation, extended use and responsible reuse
•
RESPONSIBLE SOURCING

Selecting suppliers and partners that meet our ethical, sustainable and socially conscious standards

•
SUSTAINABLE LEADERSHIP

Aligning business direction and decision-making with sustainability goals via a multi-level council of key stakeholders
•
POLICIES

Maintaining clear, accessible and consistent ethics, compliance and other sustainability-related policies, such as environmental and human rights, across the organization and ensuring feedback can be provided by stakeholders through anonymous platforms

The Company recognizes that managing sustainability priorities helps to promote and ensure long-term viability for the Company. These priorities are integrated into the Company’s overall management process and incorporate strong governance principles, as well as risk management processes. The Company’s policies reflect its commitment to building a better future for its people, the planet and its businesses.
Mohawk Industries, Inc. | 2025 Proxy Statement 13

Corporate Governance

SUSTAINABILITY LEADERSHIP
SUSAINTABILITY GOVERNANCE
Our CEO, Board of Directors and Governance Committee, alongside an Environmental, Social and Governance (ESG) Executive Council that includes our Chief Sustainability Officer, Chief Financial Officer, Vice President — Business Strategy & General Counsel, Chief Operating Officer and business segment presidents, lead the Company’s sustainability agenda.

The ESG Executive Council defines sustainability strategy and programs and the associated goals and objectives, while the Governance Committee has specific oversight responsibility for sustainability initiatives and the Audit Committee oversees risk management.

In addition, the Company’s People Council and Planet Council are comprised of multi-business, multi-level stakeholder leadership groups which align business direction and decision-making with sustainability goals by identifying metrics to track performance, providing business segment feedback and sharing best practices.

The Board of Directors receives quarterly updates from management regarding the Company’s progress within its sustainability initiatives. Together with the CEO, the Board of Directors maintains ultimate responsibility for the Company’s sustainability programs and initiatives such as carbon, water, and biodiversity projects.
BETTER FOR PEOPLE
The Company’s management team recognizes the importance of its employees to the Company’s overall long-term success. The Company prioritizes its employees by focusing on a number of human capital objectives, including recruitment, development, engagement and retention, and as well as safety, health and well-being. The Company’s talent development initiatives center on the education, exposure and experience of its employees, and the Company’s commitment to sustaining a workforce that mirrors the communities in which it operates. In addition, the Company is dedicated to creating a working environment that is free from hazards, promoting employee well-being and prioritizing safety at every level. By consolidating safety data from all business segments, the Company calculates its corporate recordable incident rate, which serves as a key indicator of its overall safety performance.
BETTER FOR THE PLANET
Mohawk is dedicated to advancing a climate-positive future through meaningful action and measurable results. This strategy is underpinned by strong sustainability governance and focuses on reducing the environmental impact of its operations. Key initiatives include energy conservation, the adoption of alternative energy sources, and efforts to lower emissions across its transportation fleet. By integrating these practices into its operations, Mohawk strives to contribute to global climate solutions while fostering long-term resilience and sustainability.
14 2025 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

BETTER FOR PERFORMANCE

Given our global operations, Mohawk recognizes the importance of conducting business with integrity, transparency, consistency and accountability. Our strong ethical foundation serves as the guiding principle that shapes our interactions with customers, employees, vendors and the communities where we operate.
In addition to meeting applicable local and national regulatory compliance standards, we continue to utilize best-in-class reporting frameworks such as:
•
the Global Reporting Initiative (GRI),

•
CDP, and

•
the International Sustainability Standards Board (ISSB).

Sustainability is a fundamental component of Mohawk’s overall business strategy. This commitment is inherent in our development of innovative products to meet customer desires and needs, our manufacturing processes, and our broader supply chains and business systems that aim to meet the needs of our employees, customers and communities. Our Board of Directors evaluates and makes recommendations regarding Mohawk’s sustainability initiatives as part of our assessment of the Company’s financial and operational results and plans. As Board members, we recognize the decisions we make today can have a long-term effect on the business’ performance, people, and the planet. That recognition inspires the dedication and diligence we bring to our roles.”
KAREN SMITH BOGART, PHD
Chair of the Governance Committee

Risk Oversight

The Board of Directors provides oversight of the financial, operational, legal and other business risks to the Company on an ongoing basis. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including economic, financial, cybersecurity, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the Company’s risk management processes are adequate and functioning as designed.
While the Board is ultimately responsible for risk oversight, the Audit Committee has primary responsibility for financial, legal, cybersecurity, sustainability, climate and other operational risks, and the Compensation Committee assesses the risks associated with compensation practices. Each of the committees of the Board routinely reports to the full Board on material issues considered by such committee, which may include issues of risk.
Annual Board and Committee Self-Evaluations

The Board conducts an annual self-evaluation process to assess whether the Board, its committees, and each member of the Board are working effectively, and to provide an opportunity to reflect upon and improve processes and effectiveness.
Each Board member conducts an individual self-assessment annually. In addition, the Governance Committee designs and establishes the overall evaluation framework for the Board assessment, and the Chair of the Governance Committee leads the evaluation process. Evaluation topics include:
• Board composition and refreshment; • timing, agenda, and content of Board meetings;	• Board dynamics and function; and • executive succession planning.
The Chair of the Governance Committee then presents a summary identifying any themes or issues that have emerged to the Board on an anonymous basis.
Each committee also conducts its own annual self-evaluation and reports the results to the Board. Each committee’s evaluation includes:
• an assessment of the committee’s compliance with the committee’s charter; • the committee’s composition and refreshment; and	• timing, agenda and content of committee meetings.
Mohawk Industries, Inc. | 2025 Proxy Statement 15

Corporate Governance

Nomination Process for the Board of Directors

The Governance Committee evaluates candidates for the Board of Directors identified by its members, other Board members, as well as the Company’s management and stockholders. The Governance Committee from time to time may also retain a third-party executive search firm to identify qualified candidates for membership on the Board of Directors. A stockholder who wishes to recommend a prospective nominee for consideration by the Governance Committee should follow the procedures set forth below under “Stockholder Proposals.”
Once the Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation. In evaluating a prospective nominee, the Governance Committee may consider among other things, the following criteria:

•
the ability of the prospective nominee to represent the interests of the stockholders;

•
the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties;

•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise of the Board of Directors; and,

•
the extent to which the prospective nominee helps the Board of Directors reflect the gender, racial, ethnic and global diversity of the Company’s stockholders, employees and customers.

After completing the evaluation, the Governance Committee makes a recommendation to the Board of Directors.
Board Refreshment

Each member of the Board of Directors is required to submit his or her resignation to the Board of Directors upon the expiration of the term of service in which his or her 75th birthday occurs. Similarly, each director is required to submit his or her resignation upon a failure to receive a majority of the votes cast in any uncontested election for which they are a nominee. In each case, the Board of Directors is not required to accept such resignation, and the Board of Directors will consider a variety of factors when determining whether any director might continue his or her service on the board.
Stockholder Engagement

The Company’s Board and management highly value the input and insights of its stockholders. The Board and management proactively engage with a significant portion of stockholders, including institutional investors, throughout the year. The aim of the stockholder engagement program is to learn about matters important to stockholders, which in turn drives improvements in our policies and practices. Regular engagement provides Mohawk with valuable insights into stockholder concerns and support as we develop and implement strategies for long-term growth. Recognizing that stockholders are the owners of the Company, we are committed to maintaining a robust engagement program and open and ongoing dialogue on relevant issues.
Types of Outreach	Company Participants	Topics of Discussion

•
Quarterly earnings releases

•
Quarterly investor calls

•
Annual Report

•
SEC filings

•
News releases

•
Investor/analyst presentations

•
Annual Meeting of Stockholders

•
Annual election of directors and
Say-on-Pay vote

•
Impact Report

	• Executive leadership team • Senior management • Investor relations • Subject matter experts	• Corporate governance • Business strategy and execution • Risk oversight • Sustainability programs and disclosures • Succession planning
16 2025 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

Communication with Directors

The Board of Directors has established a process by which interested parties may send communications to members of the Board of Directors, including the non-management directors. Interested parties wishing to send communications to members of the Board of Directors should write to:
Mohawk Industries, Inc. Attention: Board of Directors P.O. Box 963 Calhoun, Georgia 30703
Interested parties should indicate whether the communication is directed to all Board members or only non-management Board members. The Company’s Secretary will relay all communications to all members of the Board or non-management directors as directed by the writer. For other information related to interested party opportunities to communicate with members of the Board of Directors (including the Company’s policy with respect to attendance of directors at annual stockholder meetings), visit the Company’s website at ir.mohawkind.com.
Availability of Information

The Board of Directors has adopted:
(i)
written charters for each of the Audit Committee, the Compensation Committee and the Governance Committee,

(ii)
Corporate Governance Guidelines, and

(iii)
the Mohawk Industries, Inc. Standards of Conduct and Ethics.

Each of these documents is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance” and will be made available in print to any stockholder who requests it.
Financial Statements

Consolidated financial statements for the year ended December 31, 2024, independent registered public accounting firm’s reports and management’s discussion and analysis may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
2024 Director Compensation

Our directors’ interests, like our management’s, are aligned with those of our stockholders through meaningful stock ownership. Continuing non-management directors are granted shares of the Company’s common stock on an annual basis, constituting a substantial portion of their compensation. To further enhance alignment, our director stock ownership guidelines require directors with five or more years of tenure to own shares with a value equivalent to three times their annual retainer.
2024 Annual Retainer ($)
Non-Employee Director
• Cash Retainer	100,000
• Equity Retainer	165,000
Additional Compensation
Lead Independent Director(1)	35,000
Committee Chairs:
• Audit	25,000
• Compensation	20,000
• Governance	15,000

(1)
In 2024, the Compensation Committee amended the Non-Employee Director Compensation Plan to provide an annual retainer to the Lead Independent Director beginning in 2025.

Mohawk Industries, Inc. | 2025 Proxy Statement 17

Corporate Governance

The following table presents certain summary information concerning director compensation for our non-employee directors paid by the Company during the year ended December 31, 2024.
Non-Employee Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total (#)
Karen A. Smith Bogart	115,000	184,240		299,240
Bruce C. Bruckmann	100,000	184,240		284,240
Jerry W. Burris	100,000	184,240		284,240
John M. Engquist	100,000	184,240		284,240
Joseph A. Onorato	125,000	184,240		309,240
William H. Runge III	120,000	184,240		304,240
Bernard P. Thiers(3)	—	—	1,318,893(4)	1,318,893

(1)
Includes payment of the annual retainer and retainers for committee chairs, as applicable. Messrs. Engquist, Onorato and Runge and Dr. Bogart elected to take their 2023 service year retainer 100% in the form of Common Stock (1,023, 1,279, 1,227 and 1,176 shares, respectively). All such shares were issued on January 2, 2024 pursuant to the Company’s Non-Employee Director Compensation Plan (the “Director Plan”), which is a sub-plan of the Mohawk Industries, Inc. 2017 Incentive Plan (the “2017 Plan”). Fractional shares of Common Stock were paid in cash in the following amounts: $132.26 (Mr. Engquist), $136.79 (Mr. Onorato), $213.82 (Mr. Runge) and $183.99 (Dr. Bogart).

(2)
The amounts reported in the Stock Awards column reflect the grant date fair value calculated in accordance with the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The grant date fair value of the restricted stock units is equal to the number of units issued multiplied by the closing trading price of the Company’s stock on the day of grant. On January 2, 2024, each of the non-employee directors received 1,750 restricted stock units, with a grant date fair value of $105.28 per share and which vest in approximately equal installments on each of the first three anniversaries of the date of grant. As of December 31, 2024, our non-employee directors held the following aggregate number of restricted stock units:

Non-Employee Director	Restricted Stock Units (#)
Dr. Bogart	3,026
Mr. Bruckmann	3,026
Mr. Burris	2,855
Mr. Engquist	3,026
Mr. Onorato	3,026
Mr. Runge	3,026
Mr. Thiers	17,315

(3)
Mr. Thiers did not receive any compensation for his service as a director under the Non-Employee Director Compensation Plan in 2024. Mr. Thiers served in a senior advisory role following his retirement as President — Flooring Rest of World to further ensure a successful transition of the business and its strategies. In connection with Mr. Thiers’ senior advisory role, Mr. Thiers’ base salary was set at approximately $152,000 for 2024. The amount reported for Mr. Thiers includes (i) total salary of $240,398 paid during 2024, which reflects two months of service as President — Flooring Rest of World and ten months as a senior advisor to the Company; (ii) $894,693, which is the grant date fair value of 7,784 restricted stock units granted on February 23, 2024 pursuant to the Senior Executive LTIP for performance during the period ended December 31, 2023, having a grant date fair value equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($114.94); and (iii) $183,802 in prorated annual incentive awards under the Senior Executive Annual Incentive Plan for 2024.

(4)
Mr. Thiers’ salary was paid in euros. This amount represents the approximate U.S. dollar value of his base salary, annual incentive award, and long-term incentive award, converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

Employees of the Company or its subsidiaries who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or any Committee of the Board of Directors. Mr. Wellborn, who retired from his role as President and Chief Operating Officer of the Company on February 1, 2025, remains a director and continues to serve in a senior advisory role to further ensure a successful transition of the business and its strategies. Mr. Wellborn is also a named executive officer of the Company for 2024. Please see “Compensation Discussion and Analysis” for more information on Mr. Wellborn’s total direct compensation for 2024.
18 2025 Proxy Statement | Mohawk Industries, Inc.

Proposal 2 — Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee has selected KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and has directed that management submit the selection of the independent registered public accounting firm to stockholders for ratification at the Annual Meeting. Representatives of KPMG are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. If the Stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG, but still may retain KPMG as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its stockholders.
The members of the Audit Committee and the Board of Directors believe that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interest of the Company and its investors.
The Board of Directors recommends a vote FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm.
Mohawk Industries, Inc. | 2025 Proxy Statement 19

Audit Committee
Report of the Audit Committee of the Board of Directors of
Mohawk Industries, Inc.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements (the “Audit Firm”). In connection with its responsibilities, the Audit Committee received the written disclosure from the Audit Firm, which is required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the Audit Firm’s communications with the Audit Committee concerning independence, discussed with the Audit Firm any relationships that may impact the objectivity and independence of the Audit Firm and satisfied itself as to the independence of the Audit Firm. In addition, the members of the Audit Committee considered whether the provision of services for the year ended December 31, 2024 described below under Principal Accountant Fees and Services was compatible with maintaining such independence. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the Audit Firm’s new lead engagement partner.
The Audit Committee members reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024 with management. The Audit Committee members also discussed with the Audit Firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.
AUDIT COMMITTEE
Joseph A. Onorato — Chair	Bruce C. Bruckmann	John M. Engquist	William H. Runge III
Principal Accountant Fees and Services

The following table shows the fees rendered (in thousands) to the Audit Firm for the audit of the Company’s annual consolidated financial statements for 2024 and 2023, and fees billed for non-audit related services, tax services and all other services performed by the Company’s independent registered public accounting firm during 2024 and 2023. Management of the Company negotiates such fees for services with the Audit Firm, subject to the review and approval of the Audit Committee.
KPMG LLP Fees	2024 ($)	2023 ($)
Audit fees(1)	10,314	10,512
Audit-related fees(2)	398	133
Tax fees(3)	15	121
All other fees(4)	125	—
Total	10,852	10,766

(1)
Audit fees refer to the audit and quarterly reviews of the consolidated financial statements, the audit of internal control over financial reporting, and fees for accounting consultations on matters reflected in the consolidated financial statements. Audit fees also include fees for other attest services required by statute or regulation, primarily statutory audits in foreign locations.

(2)
Audit-related fees consist of system pre-implementation assessment and attest services for certain foreign subsidiaries.

(3)
Tax fees consist principally of professional services rendered for tax compliance and tax consulting.

(4)
All other fees consist of fees for permitted products and services other than the services described above.

The Audit Committee has adopted a policy regarding the retention of the Company’s independent registered public accounting firm that requires pre-approval of all audit and audit-related, tax and non-audit related services by the chair of the Audit Committee, with subsequent approval by the full Audit Committee during the next scheduled meeting. The Audit Committee approved all audit and audit-related, tax and non-audit related services in 2024 and 2023.
20 2025 Proxy Statement | Mohawk Industries, Inc.

Proposal 3 — Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Exchange Act, the Company is providing stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to attract, motivate and retain its named executive officers, who are critical to its success. Under these programs, the named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the 2024 compensation of our named executive officers.
The Compensation Committee regularly reviews the compensation programs for the Company’s named executive officers to ensure they achieve the desired goals of aligning the executive compensation structure with stockholders’ interests and current market practices. The Company is asking stockholders to indicate their support for the named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company will ask stockholders to vote for the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s Stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis,” the executive compensation tables and related narrative executive compensation disclosure in this proxy statement.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends a vote FOR the approval of Proposal 3.
Mohawk Industries, Inc. | 2025 Proxy Statement 21

Executive Compensation
Executive Officers

The executive officers of the Company serve at the discretion of the Board of Directors and are currently comprised of Mr. Jeffrey S. Lorberbaum (identified above), Mr. James F. Brunk, Mr. Claudio Coni, Mr. Paul F. De Cock, Ms. Malisa M. Maynard, Mr. Wim Messiaen, Mr. R. David Patton, Mr. David L. Repp, Mr. Mauro Vandini and Mr. Ken Walma. Mr. W. Christopher Wellborn (identified above) serves as a director of the Company and served as the Company’s Chief Operating Officer and President from November 2009 until his retirement on February 1, 2025. Mr. William W. Harkins was also an executive officer of the Company until his resignation from the Company on March 14, 2025. On March 31, 2025, the Company announced the appointment of David L. Repp as Senior Vice President — Chief Accounting Officer and Corporate Controller, effective March 31, 2025.
James F. Brunk	CHIEF FINANCIAL OFFICER	AGE 59

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Financial Officer (April 2021 to present)

•
Interim Chief Accounting Officer and Corporate Controller (March 2025 to present)

•
Corporate Controller and Chief Accounting Officer (May 2009 to April 2021)

•
Chief Financial Officer for the Company’s Home division (October 2006 to May 2009)

Exide Technologies
•
Vice President, Finance-Transportation-Americas (2005 to 2006)

Claudio Coni	CHIEF INFORMATION OFFICER	AGE 57

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Information Officer (July 2023 to present)

•
Chief Information Officer of the Company’s Ceramic Europe business (Marazzi Group) (January 2016 to July 2023)

Max Mara Fashion Group
•
Served in different roles, where he focused on deploying enterprise resource planning, digital and retail solutions worldwide (1990 to 2016)

Paul F. De Cock	PRESIDENT AND CHIEF OPERATING OFFICER	AGE 52

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President and Chief Operating Officer (February 2025 to present)

•
President — Flooring North America (November 2018 to February 2025)

•
President — Unilin Flooring (November 2008 to November 2018)

•
President of Unilin North America, helping to integrate Unilin into the Company after its acquisition of Unilin in 2005 (January 2006 to November 2008)

Unilin
In October 2005, Mohawk acquired Unilin
•
Joined Unilin in 1997 and served in multiple roles in manufacturing, sales, marketing and general management

22 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Malisa M. Maynard	CHIEF SUSTAINABILITY OFFICER	AGE 49

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Sustainability Officer (May 2023 to present)

•
Vice President of Sustainability for the Flooring North America segment (April 2021 to May 2023)

Clearwater Paper
•
Head of Corporate Environmental and Sustainability Strategy (2012 to 2021)

Wim Messiaen	PRESIDENT — FLOORING REST OF THE WORLD	AGE 57

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President — Flooring Rest of the World (February 2024 to present)

•
Chief Operating Officer — Flooring Rest of the World (October 2023 to 2024)

VPK Group
•
Chief Executive Officer of the corrugated packaging division (September 2018 to October 2023)

Etex
•
Held various roles (2003 to 2018)

R. David Patton	VICE PRESIDENT — BUSINESS STRATEGY, GENERAL COUNSEL & SECRETARY	AGE 54

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Vice President — Business Strategy, General Counsel and Secretary (July 2013 to present)

Alston & Bird LLP
•
Partner in its Corporate Transactions and Securities Practice Group (1996 to 2013)

David L. Repp	SENIOR VICE PRESIDENT — CHIEF ACCOUNTING OFFICER AND CORPORATE CONTROLLER	AGE 50

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Senior Vice President — Chief Accounting Officer and Corporate Controller (March 2025 to present)

•
Vice President — Corporate Segment Controller (March 2024 to March 2025)

•
Segment Controller — Flooring North America segment (January 2022 to March 2024)

•
Vice President — Finance, Commercial division of the Flooring North America segment (April 2018 to February 2022)

•
Vice President — Finance and Chief Financial Officer, Mohawk Home division of the Flooring North America segment (October 2013 to March 2018)

Mr. Repp joined the Company in 2005 and has worked in roles of increasing responsibility since that time.
Deloitte & Touche, LLP
•
Audit Manager (1997 to 2005)

Mauro Vandini	PRESIDENT — GLOBAL CERAMIC	AGE 67

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President — Global Ceramic (September 2024 to present)

•
President — Ceramic Europe (2013 to 2024)

Marazzi Group
In 2013, Mohawk acquired Marazzi Group
•
Chief Executive Officer

•
Joined Marazzi in 1983 and served as technical director and Vice President of International Operations

Mohawk Industries, Inc. | 2025 Proxy Statement 23

Executive Compensation

Ken Walma	PRESIDENT — FLOORING NORTH AMERICA	AGE 47

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President — Flooring North America (February 2025 to present)

Madison Air
•
Group President — Air Movement and Heat Group (June 2023 to November 2024)

•
Chief Executive Officer of Big Ass Fans, a portfolio company of Madison Air (May 2022 to November 2024)

Signify
•
Vice President and General Manager (March 2020 to May 2022)

Eaton
•
Held various roles (April 2007 to March 2020)

24 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS — CONTENTS
26	Executive Summary
26	Compensation Philosophy and Objectives
27	Market Data
27	Company and Individual Performance Metrics
28	Components of Our Compensation Program
28	Allocation of Total Direct Compensation
29	Consideration of Last Year’s Advisory Stockholder Vote on Executive Compensation
29	Determination of Executive Officer Compensation
29	2024 Review of Compensation
30	Base Salary
30	Annual Incentive Awards
31	Long-Term Incentive Plan
34	Perquisites and Other Executive Benefits
34	Retirement Benefits and Deferred Compensation
34	Severance Pay Arrangements
35	Stock Ownership Guidelines and Hold Periods
35	Clawback Policy
35	Insider Trading Policy
35	Policy on Hedging Transactions
36	Equity Grant Guidelines
36	Compensation Risk Review

The following section contains a detailed description of our compensation objectives and policies, the elements of the Company’s compensation program, and the material factors the Compensation Committee considered in setting the compensation of our named executive officers for 2024, who are listed below:
Named Executive Officers
Jeffrey S. Lorberbaum	W. Christopher Wellborn	James F. Brunk	Paul F. De Cock	Mauro Vandini
Chief Executive Officer	Former President and Chief Operating Officer(1)	Chief Financial Officer	President and Chief Operating Officer; Former President — Flooring North America(2)	President — Global Ceramic; Former President — Ceramic Europe(3)

(1)
On September 15, 2024, Mr. Wellborn retired from his role as President — Global Ceramic, and on February 1, 2025, Mr. Wellborn retired from his role as President and Chief Operating Officer of the Company. Since his retirement, Mr. Wellborn has continued to serve in a senior advisory role to ensure a successful transition of the business and its strategies. Mr. Wellborn has also continued to serve on the Board of Directors and was appointed Vice Chair of the Board effective February 1, 2025. The compensation described in this section relates to Mr. Wellborn’s total direct compensation as President and Chief Operating Officer of the Company and President — Global Ceramic for the 2024 fiscal year. In connection with Mr. Wellborn’s senior advisory role, the Compensation Committee approved an annualized base salary of approximately $312,000, effective February 1, 2025. Mr. Wellborn will also remain eligible for the annual incentive awards and long-term incentive opportunities under the Company’s 2017 Plan.

(2)
On February 1, 2025, Mr. De Cock was promoted to the role of President and Chief Operating Officer of the Company. The compensation described in this section relates to Mr. De Cock’s total direct compensation as President — Flooring North America for the 2024 fiscal year. In connection with Mr. De Cock’s promotion to President and Chief Operating Officer, on February 1, 2025, the Compensation Committee approved an annualized base salary of approximately $1.2 million, effective February 1, 2025, and an equity award of $2.0 million time-vesting restricted stock units. The equity award will vest on the fifth anniversary of the date of grant, subject to continued employment. Mr. De Cock will also remain eligible for the annual incentive awards and long-term incentive opportunities under the Company’s 2017 Plan.

(3)
On September 15, 2024, Mr. Vandini was promoted to the role of President — Global Ceramic. Mr. Vandini previously served and continues to serve as the President of the Company’s European Ceramic business. The compensation described in this section relates to Mr. Vandini’s total direct compensation as President of the Company’s European Ceramic business unit for the first eight months of the 2024 fiscal year and as President — Global Ceramic for the remaining four months of the 2024 fiscal year.

Mohawk Industries, Inc. | 2025 Proxy Statement 25

Executive Compensation

EXECUTIVE SUMMARY

$10.8B	$1.4B	$680M	1.1x
2024 WORLDWIDE SALES	2024 ADJUSTED EBITDA(1)	2024 FREE CASH FLOW(1)	NET DEBT TO ADJUSTED EBITDA RATIO(1)(2)

~180	19	32	~41,900
COUNTRIES — SALES	COUNTRIES — MANUFACTURING	ACQUISITIONS SINCE 2013	EMPLOYEES WORLDWIDE(2)

(1)
See Annex A for reconciliation of Non-GAAP financial measures

(2)
As of December 31, 2024

Although macroeconomic and market challenges continued in 2024, the Company advanced its focus on its long-term strategic goals, generating free cash flow of $679.5 million and investing $454.4 million in capital projects. During 2024, home sales around the world stayed suppressed, U.S. homeowners remained locked in place with low mortgage rates, and existing U.S. home sales fell to a 30-year low. Central banks in the U.S., Europe and other regions lowered interest rates during the later part of last year, though the impact on housing turnover was negligible in most regions. New home construction was also constrained across the world, with higher home costs and interest rates impacting starts. Throughout the year, investments in the commercial sector slowed, though they remained stronger than residential remodeling. These factors reduced market demand and created heightened industry competition for volume. This also resulted in greater unabsorbed overhead and temporary shutdown costs as the Company managed production and inventory. Given these conditions, the Company focused on stimulating sales with innovative new products, marketing actions and promotional programs. During 2024, the Company initiated significant restructuring actions and operational improvements that are expected to lower costs and benefit longer-term results. Through these actions, the Company delivered an increase of approximately 6% in full-year adjusted earnings per share despite a soft market.
Key metrics from the Company’s 2024 performance include:

•
net sales were approximately $10.8 billion, a decrease of 2.7% as reported or 3.3% on an adjusted basis;

•
earnings (loss) per share (EPS) as reported was $8.14, an increase from loss per share of $6.90 for 2023;

•
excluding unusual charges, EPS was $9.70*, an increase of 5.5% compared to 2023*;

•
for the full year, the Company generated free cash flow of approximately $679.5 million, a decrease of 5.1% from the prior year*;

•
operating income was $694.7 million, an increase from an operating loss of $287.8 million in 2023;

•
adjusted operating income was $820.1 million, up approximately 0.7% compared to 2023*.

*
Please see our 2024 Annual Report that accompanies this Proxy Statement for additional information on the results of our operations for 2024 and a reconciliation of Non-GAAP financial measures contained in Annex A to this Proxy Statement.

The Company sets goals at the beginning of each year to establish expected payments at various levels of performance under the Company’s incentive plans, and the Compensation Committee considers our executives’ accomplishments when determining payouts. As discussed in detail below, as we significantly rely on performance metrics for determining our executive compensation, the compensation of our named executive officers was positively affected by our financial results in 2024.
COMPENSATION PHILOSOPHY AND OBJECTIVES
The Company’s goal is to have a compensation program that enables it to attract, motivate, develop and retain highly qualified executives who will assist in meeting the Company’s long-range objectives, thereby serving the interests of stockholders. To meet these objectives, executive leadership must be of the caliber and have the level of experience and expertise necessary to manage the Company’s complex global business successfully. The Company believes that, in order to do this effectively, its compensation program must meet the following criteria:
26 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

• create a strong link between the total direct compensation of executives and the Company’s annual and longer-term financial performance;	• use performance-based incentive compensation to place significant amounts of executive compensation at risk;	• closely align executives’ interests with those of stockholders by making stock-based incentives an element of executive compensation; and	• provide executives with total compensation opportunities at levels that are competitive for comparable positions at companies with which the Company competes for talent.
Determinations and assessments of executive compensation are primarily driven by two considerations:
1	Market data based on the compensation levels, programs and practices of certain other peer companies, and	2	Company and individual performance in specified areas, such as financial metrics and operational efficiency.
The Company believes that market competitiveness and performance factors, considered together, provide a reasonable basis to assess executive performance and determine compensation levels that provide incentive to build value for stockholders. As described below, the Company considers each of these areas in making executive compensation decisions from setting base salaries to providing annual and long-term rewards.
MARKET DATA
The Company considers the compensation levels, programs and practices of certain other companies to assist in setting executive compensation so that it is market competitive. The Company reviews compensation data of a peer group that consists of companies of comparable size on both a revenue and market capitalization basis that are engaged, to varying degrees, in businesses similar to the Company. The Company believes that it competes, to varying degrees, for business and talent with the companies in this peer group. The Compensation Committee considers the 50th percentile of the Company’s peer group as a guide for setting total direct compensation (base salary plus annual incentive plus long-term incentive) for executives. For purposes of setting compensation levels for 2024, the peer group was comprised of the following companies (which is the same peer group used in 2023):
Builders FirstSource, Inc. Carrier Global Corporation Eastman Chemical Company Fortune Brands Home & Security JELD-WEN Holding, Inc.	Leggett & Platt Masco Corporation Newell Brands Owens Corning PPG Industries, Inc.	RPM International Inc. The Sherwin-Williams Company Stanley Black & Decker, Inc. Trane Technologies plc Whirlpool Corporation
The Compensation Committee obtained information on the compensation levels, programs and practices of the companies within the peer group from market surveys periodically conducted by the Rewards Solutions practice at Aon plc (“Aon”), a compensation consultant engaged by the Company. In November 2023, the Compensation Committee considered whether the work of Aon raised any conflict of interest. The Compensation Committee considered various factors and determined that with respect to executive and director compensation-related matters, no conflict of interest was raised by the work of Aon. The factors considered by the Compensation Committee included, but were not limited to, Aon’s representation to the Compensation Committee that fees unrelated to compensation work paid by the Company to Aon were less than 0.05% of Aon’s total revenues.
COMPANY AND INDIVIDUAL PERFORMANCE METRICS
The Company relies significantly on performance-based measurements to determine the compensation earned by executives. To customize the compensation program and recognize individual performance and contribution to the Company, the Company focuses on goals relating to:
•
earnings per share (EPS)

•
total stockholder return (TSR), and

•
individual performance.

Mohawk Industries, Inc. | 2025 Proxy Statement 27

Executive Compensation

The Company selects these financial and individual metrics for its incentive programs because it believes that they create appropriate incentives, aligned with those of its stockholders, to improve the operational efficiency and financial performance of the Company. The Company also believes these metrics are good indicators of its overall performance, including whether the Company and its business units are achieving annual or long-term business objectives, and lead to the creation of long-term value for stockholders.
COMPONENTS OF OUR COMPENSATION PROGRAM
The Company’s executive compensation program consists primarily of the following integrated components: base salary, annual incentive awards and long-term incentive opportunities, which together comprise an executive’s total direct compensation.
Base salary provides the Company’s executive officers with a level of compensation consistent with their skills, experience and contributions in relation to comparable positions in the competitive marketplace. Base salary is set at the beginning of each calendar year and does not vary based on individual or business performance during the year or during prior periods.
By contrast, the other components of our executives’ total direct compensation — the annual incentive awards and components of long-term incentive compensation — are at risk based on performance. The Compensation Committee reviews the base salaries of executive officers annually and otherwise when an executive is promoted or has a significant change in duties or responsibilities. In addition, the Company also considers the executive’s experience for the position, differences in position and responsibilities relative to the peer group and the executive’s personal contribution to the financial and operational performance of the Company and its businesses.
For 2024, annual incentive awards were awarded under the Senior Executive Annual Incentive Plan (the “SEAIP”). The SEAIP provides a direct link between executive compensation and annual performance. Executives’ annual incentive awards are at risk based on how well the Company and executives perform against annual performance goals. Awards made pursuant to the SEAIP may be in the form of cash or restricted stock units.
The Company also awarded equity incentive awards in the form of restricted stock units under the Company’s Senior Executive Long-Term Incentive Plan (the “Senior Executive LTIP”) in 2024. The Senior Executive LTIP provides a link between executive compensation and long-term performance, as the value of grants is based on total stockholder return for a three-year performance period and annual Company and business unit performance goals as well as personal performance goals. To determine the number of awards granted under the Senior Executive LTIP in February 2024, the total stockholder return was measured over the three-year period ending in 2023 and Company and business unit performance was measured against 2023 financial goals. The Compensation Committee also considered the individual performance of each executive officer in relation to the personal performance goals previously set by the Compensation Committee. Equity incentive awards vest ratably over three years following the grant date.
Awards made pursuant to the SEAIP and the Senior Executive LTIP are governed by the Company’s 2017 Plan.
The Company’s compensation program is complemented with limited perquisites and other executive benefits, including 401(k) matching contributions and severance benefits that the Compensation Committee believes are appropriate, individually and in the aggregate, to ensure the executive compensation program remains competitive.
ALLOCATION OF TOTAL DIRECT COMPENSATION
Because stockholders place their money at risk when they invest in the Company, the Company believes that a significant portion of executives’ compensation should be aligned with stockholder value. For example, in 2024, assuming achievement of target performance objectives, approximately 74% of Mr. Lorberbaum’s total target direct compensation consisted of annual incentive awards and RSU awards. Other named executive officers had similar allocations of target salary, annual incentive awards and RSU awards for 2024, with 71% of the principal compensation components for our named executive officers in the aggregate consisting of annual incentive awards and RSU awards. Based on the Company’s performance in 2024, approximately 28% of the total direct compensation actually paid to Mr. Lorberbaum was represented by his annual bonus award and approximately 47% of the total direct compensation actually paid to Mr. Lorberbaum was represented by his long-term incentive opportunity. By placing a significant portion of an executive’s annual pay at risk, the Compensation Committee believes that compensation is more directly related to performance and more closely links the financial interests of the executives and those of the stockholders.
28 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

CONSIDERATION OF LAST YEAR’S ADVISORY STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

At the 2024 Annual Meeting of Stockholders, more than 89% of the votes cast approved the compensation of the Company’s named executive officers. The Board and the Compensation Committee appreciate and value the views of the Company’s stockholders. In considering the result of this most recent advisory vote on executive compensation, the Compensation Committee concluded that the compensation paid to executive officers and the Company’s overall pay practices continue to enjoy strong stockholder support. In light of this support, the Compensation Committee did not make material changes to our executive compensation program.
Average Stockholder Approval on Say-on-Pay over Last 12 Years 95.3%
At the 2023 Annual Meeting of Stockholders, stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board has implemented an advisory vote on executive compensation on an annual basis. The next required vote on the frequency of stockholder votes on the compensation of executive officers will occur at the 2029 Annual Meeting.
DETERMINATION OF EXECUTIVE OFFICER COMPENSATION
2024 Review of Compensation
As a guide in setting compensation for 2024, the Compensation Committee used the results of a survey by Aon of the Company’s peer group executive compensation conducted in 2022. This assessment showed that for 2023:
•
Mr. Lorberbaum, the Company’s Chief Executive Officer, received total direct compensation below the 25th percentile of the peer group, which is broken down as follows:

>
base salary above the 75th percentile of the peer group;

>
total cash compensation, which includes base salary and annual cash incentive awards, above the 25th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

•
Mr. Brunk, the Company’s Chief Financial Officer, received total direct compensation below the 25th percentile of the peer group, which is broken down as follows:

>
base salary below the 50th percentile of the peer group;

>
total cash compensation below the 25th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

•
Mr. Wellborn, the Company’s President and Chief Operating Officer, received total direct compensation below the 50th percentile of the peer group, which is broken down as follows:

>
base salary above the 75th percentile of the peer group;

>
total cash compensation above the 75th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

•
Mr. De Cock, the Company’s President — Flooring North America, received total direct compensation above the 50th percentile of the peer group, which is broken down as follows:

>
base salary above the 75th percentile of the peer group;

>
total cash compensation, which includes base salary and annual cash incentive awards, above the 75th percentile of the peer group; and

>
long-term incentive compensation below the 50th percentile of the peer group.

In making its determinations of 2024 executive compensation, the Compensation Committee at its February 2024 meeting considered:
(i)
the results of the Aon assessment discussed above and a tally sheet detailing the various elements of compensation for named executive officers, including base salary and annual and long-term incentives,

(ii)
results of performance of named executive officers against applicable financial and personal performance goals for 2023, and

(iii)
other factors described in “Compensation Philosophy and Objectives” above.

Then, together with Mr. Lorberbaum’s recommendations for compensation for the named executive officers other than himself, the Compensation Committee made determinations concerning 2024 adjustments to base salaries and awards under the annual and long-term incentive compensation plans.
Mohawk Industries, Inc. | 2025 Proxy Statement 29

Executive Compensation

Mr. Vandini was not an executive officer of the Company when 2024 executive officer compensation was determined. In connection with his promotion to President — Global Ceramic in September 2024, Mr. Vandini was granted an equity award of 5,048 time-vesting restricted stock units, and the Compensation Committee determined his compensation package based on the factors discussed above in relation to his position.
Base Salary
Based on the Compensation Committee’s review of market data, the economic conditions and other factors described above, base salaries for 2024 were adjusted in consideration of individual performance and consistent with Company-wide salary increases. Messrs. Lorberbaum and Wellborn received a base salary increase of 3.0% over 2023, Mr. DeCock received a base salary increase of 6.5% over 2023 and Mr. Brunk received a base salary increase of 8.5% over 2023 as a result of merit-based evaluation by the Compensation Committee. The Compensation Committee determined Mr. Vandini’s base salary at the time of his promotion to President — Global Ceramic in September 2024.
Annual Incentive Awards
As discussed above, named executive officers are eligible to earn annual incentive awards under the SEAIP. Pursuant to the plan, each named executive officer who participates in the SEAIP is eligible to participate in a bonus pool that is established based on the Company’s achieving a threshold level of performance, and which determines each named executive officer’s maximum bonus opportunity, subject to negative discretion by the Compensation Committee to determine the actual amount of annual incentive payouts, as described below. The governing parameters of the SEAIP are as follows:
(i)
no annual incentive awards are payable under the plan unless the Company achieves positive consolidated adjusted operating income for the year;

(ii)
actual incentive awards earned by the named executive officers are based on the level of achievement of applicable performance goals established by the Compensation Committee; and

(iii)
each named executive officer has a maximum bonus award limit based on a percentage of the bonus pool (which the Company refers to as the “Maximum Pool Award Limit”).

In 2024, the Company achieved the threshold financial goal of positive consolidated adjusted operating income, making each named executive officer eligible to participate in the bonus pool. The bonus pool for 2024 performance was set by the Compensation Committee at approximately $9.8 million. For 2024, the Maximum Pool Award Limit for each of Messrs. Lorberbaum and Wellborn was approximately $2.7 million and $2.5 million of the bonus pool, respectively, and the Maximum Pool Award Limit for each of Messrs. Brunk and De Cock was approximately $1.2 million of the bonus pool. During 2024, Mr. Vandini participated in the Management Annual Incentive Plan (the “MAIP” and together with the SEAIP, the “Annual Incentive Plans”) and therefore did not participate in the bonus pool under the SEAIP. For 2024 performance, the Compensation Committee exercised its discretion to award less than the Maximum Pool Award Limit for each named executive officer that participated in the SEAIP.
As noted above, actual cash incentive awards earned by the named executive officers are determined based on performance against applicable performance goals established by the Compensation Committee and target incentive opportunities. In February 2024, the Compensation Committee established annual incentive award opportunity ranges for each named executive officer serving at the time, reflected as a percentage of each named executive officer’s 2024 base salary that would be payable based on performance against applicable goals related to operating income and/or adjusted EPS (“Annual Incentive Plan Financial Goals”). The SEAIP for 2024 included an award opportunity at the threshold, target and maximum performance levels.
	Annual Incentive Plan Award Opportunity (Percentage of Base Salary)
Name	Threshold	Target	Maximum
Jeffrey S. Lorberbaum	51%	85%	170%
W. Christopher Wellborn	51%	85%	170%
James F. Brunk	42%	70%	140%
Paul F. De Cock	42%	70%	140%
Mauro Vandini(1)	45%/42%	75%/70%	113%/140%

(1)
During 2024, Mr. Vandini participated in the MAIP. Mr. Vandini’s threshold, target and maximum opportunity for the first eight months of 2024 were 45%, 75% and 113%, respectively, while Mr. Vandini’s threshold, target and maximum opportunity for the last four months of 2024 following his promotion to President — Global Ceramic were 42%, 70% and 140%, respectively.

30 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

For 2024, the Compensation Committee established the Annual Incentive Plan Financial Goals set forth in the following table to guide the Compensation Committee’s determination of actual bonus amounts under the SEAIP. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation). For Messrs. Lorberbaum, Brunk and Wellborn, the Annual Incentive Plan Financial Goals related to Company EPS. For Mr. De Cock, the Annual Incentive Plan Financial Goals related to Company EPS and business segment EPS (weighted at 25% and 75%, respectively). For Mr. Vandini, the Annual Incentive Plan Financial Goals related to Company EPS and business unit operating income (weighted at 25% and 75%, respectively).
	2024 Annual Incentive Plan Financial Goals
Name	Company EPS ($)	Ceramic Europe Operating Income(1) (in millions) ($)	Flooring North America EPS(2) ($)
Threshold	7.14	42	0.50
Target	9.23	61	1.49
Maximum	10.61	70	1.95
2024 Performance*	9.70	68	1.99

*
Adjustments were made to exclude the impact of miscellaneous non-operating expenses.

(1)
Business unit operating income is determined by the adjusted operating income of Ceramic Europe, a subdivision of the Global Ceramic business segment, less certain costs and expenses. Operating Income for Ceramic Europe converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

(2)
Business segment EPS is determined by dividing the adjusted operating income for the Flooring North America business segment, less an allocation for tax and interest expenses, by the number of weighted-average diluted common shares outstanding.

The Company’s named executive officers received payouts of the following annual incentive awards for the 2024 plan year, which are reflected in the “Non-Equity Incentive Plan” column of the “Summary Compensation Table” in this proxy statement:
Name	2024 Award Under the Annual Incentive Plans ($)
Jeffrey S. Lorberbaum	1,629,419
W. Christopher Wellborn	1,421,614
James F. Brunk	695,603
Paul F. De Cock	1,059,561
Mauro Vandini(1)	883,440

(1)
Amounts in euros have been converted to U.S. dollars based on a 1.05 exchange rate for 2024.

Long-Term Incentive Plan
With respect to awards granted under the Senior Executive LTIP in the first quarter of 2024, the Compensation Committee determined that RSU awards would have two components: fixed and variable. The fixed component of the RSU grant was based on a percentage of each participant’s salary and not dependent on personal, Company or business unit performance. The variable component of the RSU grant was based on a combination of performance metrics related to total shareholder return and business unit performance as well as personal performance, as further described below. Awards granted under the Senior Executive LTIP vest ratably over the three-year period following the grant date. The “Grants of Plan-Based Awards” table included in this proxy statement shows the actual number of Senior Executive LTIP awards that each named executive officer received in 2024.
Mr. Vandini did not participate in the Senior Executive LTIP. In 2024, Mr. Vandini participated in the Executive Equity Incentive Plan (the “EEIP”) and received restricted stock units based on his performance as President of the Company’s Ceramic Europe business unit during 2023.
Mohawk Industries, Inc. | 2025 Proxy Statement 31

Executive Compensation

FIXED LTIP COMPONENT
In order to recruit and retain key executives, the Compensation Committee designed the Senior Executive LTIP to include a fixed LTIP component based on a percentage of each participant’s 2023 base salary as follows:
Name	RSUs Granted in 2024 Based on Fixed Percentage of Participant’s 2023 Base Salary (#)
Jeffrey S. Lorberbaum	5,373
W. Christopher Wellborn	4,688
James F. Brunk	2,644
Paul F. De Cock	2,998
Mauro Vandini(1)	1,939

(1)
Mr. Vandini participated in the EEIP, which included a fixed LTIP component.

VARIABLE LTIP COMPONENT
Like the SEAIP, in order for 2024 awards to be granted under the variable component of the Senior Executive LTIP, the Company had to achieve positive adjusted consolidated operating income for 2023. Having achieved this threshold, the Compensation Committee evaluated the number of RSUs to grant to the named executive officers under the variable component of the Senior Executive LTIP based on:
(i)
the Company’s stock performance over the three-year period ending in 2023 as compared to the S&P 500 (“TSR Component”),

(ii)
business unit performance in 2023 (“Business Unit Component”), and

(iii)
personal performance objectives, each as described below, together with a qualitative assessment of Company and management performance during the performance period.

— TSR COMPONENT
The financial goals for determining the number of stock awards granted in 2024 for the TSR Component of the Senior Executive LTIP were based on total stockholder return (TSR) over the three-year period ending in 2023 as compared to the S&P 500. To determine awards in 2023, the Compensation Committee assigned each participant a target value of stock awards (based on a percentage of 2023 base salary), which would be awarded if the Company achieved TSR at the 50th percentile of the S&P 500. The actual value of restricted stock units awarded could range from 50% to 200% of the target value subject to achieving TSR between the 25th and 75th percentile of the peer group, as set forth in the table below. Calculations between the various performance levels are linear (which means they were determined using straight line interpolation).
	Percentage of Base Salary Earned in RSUs
Name	TSR Below 25th Percentile	TSR at 25th Percentile	TSR at 50th Percentile	TSR at 75th Percentile
Jeffrey S. Lorberbaum	0%	35%	70%	140%
W. Christopher Wellborn	0%	35%	70%	140%
James F. Brunk	0%	25%	50%	100%
Paul F. De Cock	0%	25%	50%	100%
Mauro Vandini(1)	—	—	—	—

(1)
Mr. Vandini participated in the EEIP, which did not include a TSR component.

The Company achieved the TSR at the 10th percentile of the peer group for the three-year period, which resulted in RSUs not being awarded in 2024 for the TSR Component in 2023.
— BUSINESS UNIT COMPONENT
The financial goals for determining the number of stock awards granted in 2024 for the Business Unit Component of the Senior Executive LTIP were based on Company and Business Unit EPS and Operating Income targets for 2023. The Compensation Committee assigned each participant a target value of stock awards (based on a percentage of 2023 base salary), which would be awarded if the Company or applicable Business Unit achieved the target EPS or operating income, as applicable. The actual value of restricted stock units awarded could range from 0% to 60% of base salary in
32 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

the case of Messrs. Lorberbaum and Wellborn and 0% to 40% of base salary in the case of Messrs. Brunk and De Cock. For Mr. Vandini, who participated in the EEIP instead of the Senior Executive LTIP, the actual value of restricted stock units awarded could range from 0% to 125% of base salary. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation).
	Business Unit Opportunity (Percentage of Base Salary)
Name	Threshold	Target	Maximum
Jeffrey S. Lorberbaum	15%	30%	60%
W. Christopher Wellborn	15%	30%	60%
James F. Brunk	10%	20%	40%
Paul F. De Cock	10%	20%	40%
Mauro Vandini	25%	50%	125%
For 2023, the Compensation Committee established the business performance goals (the “Business Unit Financial Goals”) set forth in the following table to guide the Compensation Committee in determining actual RSU awards in 2024 under the Business Unit Component of the long-term incentive plans. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation). For Messrs. Lorberbaum, Wellborn and Brunk, the Business Unit Financial Goals consisted of the Company EPS. For Mr. De Cock, the President of Flooring — North America, the Business Unit Financial Goals consisted of the Company EPS and business unit EPS (weighted at 25% and 75%, respectively). For Mr. Vandini, who in 2023 served as President of the Company’s Ceramic Europe business unit, the Business Unit Financial Goals consisted of Company EPS and business unit operating income (weighted at 25% and 75%, respectively).
	2023 Business Unit Financial Goals
Name	Company EPS ($)	Ceramic Europe Operating Income(1) (in millions) ($)	Flooring North America EPS(2) ($)
Threshold	6.10	0	0.59
Target	9.29	19	1.72
Maximum	12.11	46	3.01
2023 Performance*	9.19	46	1.30

*
Adjustments were made to exclude the impact of miscellaneous non-operating expenses.

(1)
Business unit operating income is determined by the adjusted operating income of Ceramic Europe, a subdivision of the Global Ceramic business segment, less certain costs and expenses. These values represent the approximate dollar value converted to U.S. dollars using the euro to dollar exchange rate of 1.09 for 2023.

(2)
Business segment EPS is determined by dividing the adjusted operating income for the Flooring North America business segment, less an allocation for tax and interest expenses, by the number of weighted-average diluted common shares outstanding.

Based on the 2023 business unit performance shown above, our named executive officers were awarded RSUs for the Senior Executive LTIP Business Unit Component as set forth in the table below.
Name	2024 RSUs Based on Achievement of Business Unit Financial Goals (#)
Jeffrey S. Lorberbaum	4,044
W. Christopher Wellborn	3,528
James F. Brunk	1,327
Paul F. De Cock	1,290
Mauro Vandini	8,244
— INDIVIDUAL PERFORMANCE OBJECTIVES
In February 2024, the Compensation Committee reviewed individual performance objectives and accomplishments for each of the named executive officers during 2023. The various objectives are specific to each individual officer, and the Compensation Committee considers each officer’s personal contribution to the Company during the year when making its determinations for the variable Senior Executive LTIP component.
Mohawk Industries, Inc. | 2025 Proxy Statement 33

Executive Compensation

— QUALITATIVE ASSESSMENT OF VARIABLE COMPONENT
In conducting its qualitative assessment of management performance in 2023, the Compensation Committee considered the Company’s investment of approximately $613.0 million in capital projects for capacity expansions, cost reduction initiatives and upgrades for recent acquisitions as well as maintenance across the segments, generating $716.3 million of free cash flow, completing and integrating multiple acquisitions, reducing inventory levels and identifying and executing several restructuring initiatives. In connection with its qualitative assessment of management’s performance, the Compensation Committee noted that many factors impacting Company performance were outside of management’s control. These factors included increased interest rates, constrained residential investments and further tightening of consumer discretionary spending.
Taking these items into account, as well as performance against other qualitative performance measures, the Compensation Committee determined to pay out awards under the variable Senior Executive LTIP component as set forth in the table below. The number of RSUs ultimately granted was determined by dividing the named executive officer’s award value by the average daily closing prices for the Common Stock for the last thirty (30) consecutive trading days from and including February 7, 2024 (which is the date that is five trading days before the February 2024 Compensation Committee meeting).
NEO	Total Variable LTIP Award Granted in 2024 (# of RSUs)
Jeffrey S. Lorberbaum	9,417
W. Christopher Wellborn	8,216
James F. Brunk	3,971
Paul F. De Cock	4,288
Mauro Vandini(1)	8,244

(1)
Mr. Vandini participated in the EEIP, which did not include an individual performance or qualitative assessment component. Mr. Vandini’s variable award consists only of RSUs based on business unit performance as described above.

PERQUISITES AND OTHER EXECUTIVE BENEFITS
Perquisites and other executive benefits are a part of the executives’ overall compensation and include access to health care and other benefits. The Company offers additional executive perquisites at the senior leadership level, including defined contribution matching benefits, health benefits and life insurance coverage benefits as referenced in the “Summary Compensation Table”.
RETIREMENT BENEFITS AND DEFERRED COMPENSATION
Retirement benefits also fulfill an important role within overall executive compensation objectives because they provide a financial security component that promotes retention. The Company maintains the Mohawk Industries Retirement Savings Plan 2, a 401(k) retirement plan in which its named executive officers are eligible to participate, along with a substantial number of the Company’s employees.
The Company also maintains the Mohawk Industries, Inc. Senior Management Deferred Compensation Plan under which a select group of management or highly compensated employees, including named executive officers, may elect to defer up to 25% of their pre-tax earnings and up to 100% of their year-end bonus payments and receive tax-deferred returns on those deferrals. The account balances in this plan are unfunded, and the participants have previously earned and voluntarily elected to defer these amounts in order to accumulate tax-deferred returns. The Company does not match contributions to this plan. Plan participants can allocate their account balances among the same investment options available under the Company’s qualified contribution retirement plan (other than investments in Company stock), which also accumulate on a tax-deferred basis.
SEVERANCE PAY ARRANGEMENTS
The Company’s named executive officers participate in the general employee severance plan which provides a specified number of weeks of severance pay based on continuous service time to the Company and the reason for termination of employment. The Company’s named executive officers, other than Mr. Vandini, are employees at-will and do not have long-term contracts with the Company. See “Employment Agreements with Named Executive Officers” for a description of the Company’s agreement with Mr. Vandini, including severance benefits provided thereunder and “Potential Payments Upon Termination or Change in Control” for a quantification of the severance benefits.
34 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

STOCK OWNERSHIP GUIDELINES AND HOLD PERIODS
Stock ownership guidelines are reviewed annually as part of the compensation planning process. The stock ownership goals for the Company’s executive officers who participate in the Senior Executive LTIP are based on a multiple of the executive’s annual base salary.
Executive Officer	Stock Ownership Guideline as a Multiple of Annual Base Salary	Compliance Period	Compliance Status as of April 1, 2025
CEO	6x	Within 5 years of his or her initial participation in the Senior Executive LTIP	All have met their stock ownership requirements
COO	3x
CFO and Business Segment Leaders	2x
Other Senior Executive LTIP Participants	1x
The ownership multiple for the Company’s CEO is six times annual base salary, for the COO is three times annual base salary, for the CFO and business segment leaders is two times annual base salary and for other Senior Executive LTIP participants is one times annual base salary. Stock ownership guidelines provide that each executive is expected to meet this goal within five years of his or her initial participation in the Senior Executive LTIP. The stock ownership guidelines require Senior Executive LTIP participants to retain at least 50% of any award made under the Senior Executive LTIP (including any shares issued upon the vesting of such award) calculated on an after tax basis until the applicable level of ownership has been achieved. For purposes of the stock ownership guidelines for the Company’s CEO, ownership only includes fully vested shares of Common Stock, and for other executive officers, ownership includes shares of Common Stock, unvested RSUs and vested, in-the-money options.
In addition, members of the Company’s Board of Directors are expected to own stock and/or stock rights equal in value to five times the cash value of their annual retainers, whether paid in cash or stock, within five years of their election.
As of April 1, 2025, all of the Company’s directors and executive officers have met their stock ownership requirements.
CLAWBACK POLICY
Effective October 2, 2023, the Company adopted a clawback policy to align with listing rules adopted by NYSE as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Company to seek to recoup certain incentive-based compensation, whether cash- or equity-based, from current or former officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.
INSIDER TRADING POLICY
Mohawk is committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, the Company has adopted its Insider Trading Policy governing the purchase, sale, and/or other dispositions of Company securities by directors, officers, employees and their family members, as well as by Mohawk itself, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of the Company’s Insider Trading Policy, including any amendments thereto, was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
POLICY ON HEDGING TRANSACTIONS
The Company believes that hedging against losses in the Company’s shares by the Company’s leadership breaks the alignment between stockholders and management. Moreover, the Company is concerned that engaging in derivative transactions with respect to the Company’s securities may focus management attention on short-term performance and may enhance the risk that members of management — knowingly or unknowingly — trade in the Company’s securities while in the possession of material non-public information. Accordingly, the Company’s Insider Trading Policy prohibits directors and officers from engaging in a variety of hedging transactions with respect to the Company’s common stock, including “short sales” and “short sales against the box.” The policy also places restrictions on the buying or selling of put or call options by directors and officers. This anti-hedging policy does not extend to all employees of the Company but is limited to directors and officers.
Mohawk Industries, Inc. | 2025 Proxy Statement 35

Executive Compensation

EQUITY GRANT GUIDELINES
The Company’s practice is to grant long-term equity awards on a predetermined schedule in connection with its annual compensation setting process. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for named executive officer grants in fiscal year 2024.
To the extent permitted by Delaware law, the Compensation Committee may delegate to one or more officers of the Company the power to designate the employees (other than executive officers) of the Company or any of its subsidiaries who will receive grants of equity incentive awards and the number of such awards.
COMPENSATION RISK REVIEW
The Company has assessed the incentive compensation policies and practices for its employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model.
Compensation Committee Report

The Compensation Committee of the Board of Directors oversees the compensation programs of the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management of the Company the “Compensation Discussion and Analysis” included in this proxy statement and based on such review and discussions recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.
COMPENSATION COMMITTEE
William H. Runge III — Chair	Karen A. Bogart	Jerry W. Burris	Joseph A. Onorato
36 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Compensation Tables and Narrative

2024 SUMMARY COMPENSATION TABLE
The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the years ended December 31, 2024, 2023, and 2022 for:
(i)
the Principal Executive Officer of the Company,

(ii)
the Principal Financial Officer of the Company, and

(iii)
each of the three other most highly compensated executive officers of the Company (determined as of December 31, 2024) (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total ($)
Jeffrey S. Lorberbaum Chief Executive Officer	2024	1,429,764	—	1,699,963(3)	1,629,419	19,037	4,778,183
	2023	1,388,121	—	1,069,537	1,951,478	19,281	4,428,417
	2022	1,347,690	—	2,055,992	836,915	19,357	4,259,954
W. Christopher Wellborn President and Chief Operating Officer	2024	1,247,422	—	1,483,186(3)	1,421,614	16,227	4,168,448
	2023	1,211,089	—	3,769,907	1,691,873	16,136	6,689,005
	2022	1,164,509	—	1,776,485	723,160	15,838	3,679,992
James F. Brunk Chief Financial Officer	2024	741,164	—	760,328(3)	695,603	17,854	2,214,949
	2023	683,100	—	458,300	713,215	17,128	1,871,742
	2022	621,000	—	646,094	321,368	16,005	1,604,467
Paul F. De Cock President — Flooring North America	2024	824,797	—	837,453(3)	1,059,561	21,541	2,743,352
	2023	774,457	—	491,623	716,065	21,973	2,004,118
	2022	751,900	—	922,855	338,355	22,180	2,035,290
Mauro Vandini President — Global Ceramic(4)	2024	876,704	—	1,931,874(5)	883,440	254,657	3,946,676

(1)
Represents the amount of incentive bonus earned under the Annual Incentive Plan. For more information regarding the Annual Incentive Plan, see “Compensation Discussion and Analysis.”

(2)
Amounts for 2024 include 401(k) matching contributions and disability and insurance coverage benefits for Messrs. Lorberbaum, Wellborn, Brunk, De Cock and Vandini. Amounts also include auto benefits for Messrs. Lorberbaum, Brunk and De Cock. With respect to Mr. Wellborn, amount also includes payment for an annual physical. With respect to Mr. Vandini, amount also includes i) additional payment for health insurance benefits, ii) additional payment for term life insurance totaling $12,574, iii) additional payment for social security taxes totaling $220,058, and (iv) auto benefit of $13,140.

(3)
Represents restricted stock units awarded pursuant to the Senior Executive LTIP for performance during the period ended December 31, 2023 and awarded on February 23, 2024. The grant date fair value of the restricted stock units is equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($114.94).

(4)
On September 15, 2024, Mr. Vandini was appointed as President of the Company’s Global Ceramic reporting segment. Only Mr. Vandini’s compensation for 2024 is presented above since Mr. Vandini was not a named executive officer in 2023 or 2022. Mr. Vandini’s salary is paid in euro and calculated pursuant to his employment agreement and includes an end-of-service accrual payment of $60,589. Amounts reported in U.S. dollars fluctuate based on changes in foreign exchange rates. This amount represents the approximate dollar value of his base salary and annual incentive award, converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

(5)
Represents (i) restricted stock units awarded pursuant to the Executive Equity Incentive Plan for performance during the period ended December 31, 2023 and awarded on February 23, 2024 and (ii) restricted stock units granted on September 3, 2024 as a sign-on equity award in connection with Mr. Vandini’s promotion to President — Global Ceramic. The grant date fair value of the restricted stock units awarded pursuant to the Executive Equity Incentive Plan is equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($114.94). The grant date fair value of the restricted stock units awarded pursuant to Mr. Vandini’s sign-on equity award is equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($150.84).

Mohawk Industries, Inc. | 2025 Proxy Statement 37

Executive Compensation

2024 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Jeffrey S. Lorberbaum		729,180	1,215,300	2,430,599
	2/23/24				14,790	1,699,963
W. Christopher Wellborn		636,185	1,060,309	2,120,617
	2/23/24				12,904	1,483,186
James F. Brunk		311,289	518,815	1,037,629
	2/23/24				6,615	760,328
Paul F. De Cock		346,415	577,358	1,154,716
	2/23/24				7,286	837,453
Mauro Vandini		359,146	598,577	993,094
	2/23/24				10,183	1,170,434
	9/3/24				5,048	761,440

(1)
Represents threshold, target and maximum bonus opportunities under the Annual Incentive Plan. Estimated future payouts under the Annual Incentive Plan for 2024 are presented on a prorated basis for Mr. Vandini. The actual amount of incentive bonus earned by each Named Executive Officer in 2024 under the Annual Incentive Plan is reported under the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table.” Additional information regarding the design of the Annual Incentive Plan is included in the “Compensation Discussion and Analysis.”

(2)
All restricted stock units were granted under the 2017 Plan.

(3)
Represents the per unit grant date fair value of $114.94 on February 23, 2024 and $150.84 on September 3, 2024. The grant date fair value of restricted stock units is equal to the number of units issued times the closing trading price of the Company’s stock on the day of grant.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
On December 29, 2018, a wholly owned subsidiary of the Company entered into an employment agreement with Mr. De Cock, reflecting his promotion to President — Flooring North America. The agreement provided for an annual base salary of $640,000 and an annual bonus up to 112.5% of his base salary, subject to review and potential upward adjustment by the Company. Under the agreement, if Mr. De Cock was terminated without “cause” or if Mr. De Cock resigned for “good reason,” the Company agreed to pay to Mr. De Cock an amount equal to two times his base salary plus two times his targeted annual cash bonus. The agreement prohibited Mr. De Cock from competing with the Company or soliciting employees of the Company for two years following his separation from the Company. Mr. De Cock’s employment agreement terminated upon his promotion to President and Chief Operating Officer of the Company effective February 1, 2025.
On February 1, 2017, the Company and Mauro Vandini entered into an employment agreement pursuant to which Mr. Vandini provided his services to the Company’s Ceramic Europe business unit. Pursuant to the agreement, Mr. Vandini received an annual base amount of $817,950 (€779,000) and an end-of-service accrual payment of $60,598 (€57,704) in 2024. Mr. Vandini was also eligible for an annual bonus and to participate in the Company’s long-term incentive plan. Under the employment agreement, the Company agreed to pay to Mr. Vandini an amount equal to two years of total compensation if Mr. Vandini is terminated without just cause, if Mr. Vandini resigns for just cause, or in case of death or disability.
Amounts in euros have been converted to U.S. dollars based on a 1.05 exchange rate for 2024.
38 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2024 YEAR-END
The following table sets forth information on outstanding equity awards for each of the Named Executive Officers on December 31, 2024.
	Stock Awards
Name	Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Jeffrey S. Lorberbaum	4,989(2)	594,340
	6,932(3)	825,809
	21,564(4)	2,568,919
W. Christopher Wellborn	4,311(2)	513,569
	5,990(3)	713,589
	18,710(4)	2,228,922
	15,000(5)	1,786,950
James F. Brunk	1,568(2)	186,796
	2,970(3)	353,816
	8,550(4)	1,018,562
	2,729(6)	325,106
Paul F. De Cock	2,239(2)	266,732
	3,186(3)	379,548
	9,221(4)	1,098,498
	7,042(7)	838,913
Mauro Vandini	2,215(2)	263,873
	6,766(3)	806,034
	10,183(4)	1,213,101
	5,048(8)	601,368

(1)
Based on the closing trading price of the Common Stock on December 31, 2024, the last trading day of the year ($119.13).

(2)
Restricted stock units granted on March 4, 2022, in connection with each executive’s long-term incentive plan award for 2021 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date.

(3)
Restricted stock units granted on February 28, 2023, in connection with each executive’s long-term incentive plan award for 2022 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date.

(4)
Restricted stock units granted on February 23, 2024, in connection with each executive’s long-term incentive plan award for 2023 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date. For Messrs. Lorberbaum, Wellborn, Brunk and De Cock, this amount also includes a portion of the 2023 annual incentive award paid in the form of restricted stock units that vest ratably over a period of three years, including 6,774, 5,806, 1,935 and 1,935 restricted stock units, respectively.

(5)
Restricted stock units granted on April 26, 2023, as a retention payment to Mr. Wellborn. The RSUs are scheduled to vest ratably over two years on each of the first and second anniversary of the grant date.

(6)
Restricted stock units granted on April 1, 2021, as an equity award in connection with Mr. Brunk’s promotion to Chief Financial Officer. The RSUs are scheduled to vest fully on the fifth anniversary of the grant date.

(7)
Restricted stock units granted on July 28, 2021, as a retention payment to Mr. De Cock. The RSUs are scheduled to vest ratably over three years on each of the third, fourth and fifth anniversary of the grant date.

(8)
Restricted stock units granted on September 3, 2024, as an equity award in connection with Mr. Vandini’s promotion to President — Global Ceramic. The RSUs are scheduled to vest in two approximately equal installments on each of the second and third anniversary of the grant date.

Mohawk Industries, Inc. | 2025 Proxy Statement 39

Executive Compensation

2024 OPTION EXERCISES AND STOCK VESTED
The following table sets forth certain information regarding option exercises and RSUs that vested during 2024:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Jeffrey S. Lorberbaum	—	—	12,065	1,441,450
W. Christopher Wellborn	—	—	25,598	2,998,170
James F. Brunk	—	—	3,529	419,395
Paul F. De Cock	—	—	9,412	1,270,146
Mauro Vandini	—	—	6,772	802,288

(1)
Based on the closing trading price on the applicable vesting dates. For shares vesting on July 28, 2024, the value realized on vesting is based on the closing trading price on Friday, July 26, 2024.

2024 NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in the Last FY ($)	Registrant Contributions in the Last FY ($)	Aggregate Earnings in Last FY(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE(2) ($)
Jeffrey S. Lorberbaum	—	—	—	—	—
W. Christopher Wellborn	—	—	7,773	—	2,961,225
James F. Brunk	—	—	170,912	—	1,513,897
Paul F. De Cock	—	—	—	—	—
Mauro Vandini	—	—	—	—	—

(1)
Aggregate earnings are not included in the “Summary Compensation Table” because such earnings are not above-market or preferential interest rates.

(2)
Includes amounts of employee contributions representing compensation earned and deferred in prior years that were reported in the “Summary Compensation Table” for the year in which earned or that would have been so reported if the officer had been a named executive officer in such year.

The Senior Management Deferred Compensation Plan is a nonqualified deferred compensation plan pursuant to which certain members of senior management of the Company, including the named executive officers, may elect to defer up to 25% of their annual base salary and up to 100% of their incentive cash bonus. Deferral elections are due before January 1 of each year, and are irrevocable. The Company directs a trustee to invest the assets which are held in an irrevocable rabbi trust. In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the plan, the Company may direct the trustee in writing to invest the assets held in the trust to correspond to the hypothetical investments made for participants in accordance with their direction. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds in which the assets are invested. The participant must make an election regarding payment terms at least twelve (12) months before payment, which may be either a lump sum, or annual installments from two (2) to ten (10) years. If a participant dies before receiving the full value of the deferral account balances, the designated beneficiary would receive the remainder of that benefit. All accounts would be immediately distributed upon a change in control of the Company.
EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about the Common Stock that may be issued under the Company’s existing equity compensation plans as of December 31, 2024:
Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plan Approved by Stockholders(1)	517,751(2)	—(3)	1,735,528(4)
Equity Compensation Plan Not Approved by Stockholders	—	—	—
40 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

(1)
Includes the Mohawk Industries, Inc. 2017 Plan.

(2)
All of such shares relate to restricted stock unit awards outstanding.

(3)
Does not include restricted stock units that convert to shares of Common Stock for no consideration.

(4)
All of such shares are available for issuance pursuant to grants of full-value awards.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
Each of the Company’s named executive officers, other than Mr. Vandini, is entitled to participate in the Company’s severance plan that is available to all employees. In addition, as described above under “Employment Agreements with Named Executive Officers,” as of December 31, 2024, the Company was party to employment agreements with Mr. De Cock and Mr. Vandini, each of which specify the payments and benefits to which such executives are entitled upon a termination of employment for specified reasons. Mr. De Cock’s employment agreement terminated on February 1, 2025.
The following table shows the estimated value of benefits payable to each of the named executive officers (i) if their service had been terminated under various circumstances as of December 31, 2024, or (ii) upon a change in control of the Company as of December 31, 2024. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay (which payments and reimbursements would be made to all salaried employees), distributions under our 401(k) retirement plan (which plan is generally available to all of our salaried employees), payments under the Company’s severance plan (which plan is generally available to all of our salaried employees), and the value of equity awards that were vested by their terms as of December 31, 2024. The table also excludes the named executive officers’ vested account balances under the Senior Management Deferred Compensation Plan (the estimated value of which is reflected above under “2024 Nonqualified Deferred Compensation”).
Name and Type of Payment	Involuntary Termination ($)	Termination for Cause; Voluntary Resignation ($)	Death ($)	Disability ($)	Retirement(1) ($)	Change in Control ($)
Jeffrey S. Lorberbaum
• Value of Equity Acceleration	—	—	3,989,068(4)	3,989,068(4)	3,989,068	3,989,068(4)
• Insurance	—	—	1,429,764(5)	1,429,764(6)	—	—
W. Christopher Wellborn
• Value of Equity Acceleration	—	—	5,243,030(4)	5,243,030(4)	5,243,030	5,243,030(4)
• Insurance	—	—	1,247,422(5)	1,247,422(6)	—	—
James F. Brunk
• Value of Equity Acceleration	—	—	1,884,279(4)	1,884,279(4)	—	1,884,279(4)
• Insurance	—	—	741,164(5)	741,164(6)	—	—
Paul F. De Cock
• Cash Severance	2,804,310(2)	—	—	—	—	—
• Value of Equity Acceleration	—	—	2,583,691(4)	2,583,691(4)	—	2,583,691(4)
• Insurance	—	—	824,797(5)	824,797(6)	—	—
Mauro Vandini
• Cash Severance	2,829,366(3)	—	2,829,366	2,829,366	—	—
• Value of Equity Acceleration	—	—	2,884,376(4)	2,884,376(4)	2,884,376	2,884,376(4)
• Insurance	—	—	1,470,000(5)	3,675,000(6)	—	—
Total	5,633,676	—	25,126,958	27,331,958	12,116,474	16,584,445

(1)
Pursuant to the terms of the 2017 Plan, an executive participating in the plan is eligible for retirement upon reaching the age of 60 following 10 years of continuous service to the Company. Upon retirement, any restricted stock units held by the executive continue to vest on their normal terms subject to forfeiture if the executive competes with the Company during the vesting period. Mr. Lorberbaum, Mr. Wellborn and Mr. Vandini were eligible for retirement as of December 31, 2024.

(2)
Amount shown is the sum of (i) two times Mr. De Cock’s 2024 base salary and (ii) two times Mr. De Cock’s annual cash bonus that would have been paid at the target level for 2024, payable quarterly in eight equal installments following termination.

(3)
Under Mr. Vandini’s employment agreement, the Company agreed to pay to Mr. Vandini an amount equal to two years of total compensation if Mr. Vandini was terminated without just cause, if Mr. Vandini resigned for just cause, or in case of death or disability. For purposes of this disclosure, amount shown is the sum of (i) two times Mr. Vandini’s 2024 base salary net of his end-of-service accrual payment and (ii) two times Mr. Vandini’s annual cash bonus that would have been paid at the target level for 2024, prorated for his promotion in September 2024.

Mohawk Industries, Inc. | 2025 Proxy Statement 41

Executive Compensation

(4)
Reflects the value of unvested restricted stock units that vest upon the designated event, in each case based on the closing market price of the Common Stock on December 31, 2024, the last trading day of the year ($119.13). Pursuant to the 2017 Plan, unvested stock options and restricted stock units vest upon a change in control, assuming that such awards are not assumed or otherwise equitably converted in connection with the change in control. If the awards are assumed or otherwise equitably converted in connection with the change in control, then the outstanding unvested stock options and RSUs granted under the 2017 Plan will vest if the executive’s employment is terminated without cause or he resigns with good reason (as defined in the 2017 Plan) within one year following the change in control. For purposes of this table, we have assumed that the outstanding, unvested RSUs were not assumed in connection with the change in control. Under the 2017 Plan, unvested stock options and RSUs vest upon the executive’s termination of employment due to death or disability.

(5)
Reflects life insurance benefit equal to one times the then-current annual salary. Mr. Vandini’s life insurance benefit equals $1.470 million, converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

(6)
Reflects AD&D insurance benefit equal to one times the then-current annual salary. For Mr. Vandini, reflects long-term disability due to accident benefit equal to $3.675 million, converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

CEO Pay Ratio

The following ratio compares the fiscal year 2024 annual total compensation of the Company’s median-paid employee (which we identified in 2023) with the fiscal year 2024 annual total compensation of Jeffrey S. Lorberbaum, the Company’s CEO. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K (the “pay ratio rule”). The Company selected October 1, 2023 as the date to identify its median employee.
The compensation measure that we used in 2023 to identify our median employee was base wages paid to all employees other than our CEO, as reflected in our payroll records. This compensation measure was consistently applied to all employees included in the calculation. The Company annualized base wages for all full-time employees and also annualized base wages for part-time employees based on their projected annual hours.
As of October 1, 2023, the Company employed a total of 43,657 worldwide employees, 16,867 of which resided in the United States. For purposes of identifying the median employee in 2023, we included all of our employees in the median employee analysis after making certain exclusions as permitted under the de minimis exception of the SEC rules.(1) The Company used average exchange rates over December 2023 to convert compensation data from the local currencies in which it was paid into U.S. dollars.
The Company calculated the annual total compensation for the median employee using the same methodology we use for our named executive officers as set forth in the “Summary Compensation Table” in this proxy statement. The annual total compensation of our CEO for fiscal year 2024 was $4,778,183 and the annual total compensation for fiscal year 2024 of our median employee was $44,175. The resulting ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for 2024 is 108:1.

(1)
As is permitted under SEC rules, we removed 1,720 global employees (approximately 3.94% of our total employee population) from the data set. These countries and the applicable employee headcounts as of the sample date were as follows:

Bulgaria	1,408	Greece	26	India	3
Romania	222	Ukraine	16	Belarus	1
Czech Republic	29	Slovakia	14	Vietnam	1
42 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between “compensation actually paid” or “CAP,” as defined in Item 402(v), and certain financial performance metrics for each of the last five completed fiscal years. In determining the CAP to the Company’s named executive officers (“NEOs”), the Company is required to make various adjustments to amounts that have been reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2024, 2023, 2022, 2021 and 2020 fiscal years. Note that for the Company’s NEOs other than its principal executive officer (the “PEO”), compensation is reported as an average.
Year	SCT Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average SCT Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based on:
					TSR(3) ($)	Peer Group TSR(3)(4) ($)	Net Income(5) ($ in millions)	Adjusted EPS(6) ($)
2024	4,778,183	6,026,186	3,268,356	3,966,403	87.35	207.99	517.7	9.70
2023	4,428,417	4,504,314	3,143,289	3,235,558	75.89	193.46	(439.5)	9.19
2022	4,259,954	2,404,723	2,290,221	724,896	74.95	123.39	25.2	12.85
2021	5,190,696	6,087,743	3,148,501	3,608,823	133.58	164.32	1,033.2	14.86
2020	3,636,376	3,695,354	2,309,547(7)	1,966,889	103.35	120.37	515.6	8.83

(1)
The PEO and non-PEO NEOs for each year are as follows:

Year	PEO	Non-PEO NEOs
2024	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Mauro Vandini
2023	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Bernard P. Thiers
2022	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Bernard P. Thiers
2021	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock, Bernard P. Thiers and Frank H. Boykin
2020	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock, Bernard P. Thiers, Frank H. Boykin and Glenn R. Landau
Mohawk Industries, Inc. | 2025 Proxy Statement 43

Executive Compensation

(2)
The CAP was calculated beginning with the PEO’s SCT total and the non-PEO NEO’s average SCT total for each respective year. The table below describes the adjustments, each of which is required by SEC rules, to calculate CAP from the SCT total of our PEO and our non-PEO NEOs.

	2024 ($)		2023 ($)		2022 ($)		2021 ($)		2020 ($)
Adjustments	PEO	Non-PEO NEOs*	PEO	Non-PEO NEOs*	PEO	Non-PEO NEOs*	PEO	Non-PEO NEOs*	PEO	Non-PEO NEOs*
SCT Total	4,778,183	3,268,356	4,428,417	3,143,289	4,259,954	2,290,221	5,190,696	3,148,501	3,636,376	2,309,547
Adjustments for Stock Awards
(Deduct): Aggregate value for stock awards included in SCT Total for the covered fiscal year	(1,699,963)	(1,253,210)	(1,069,537)	(1,292,038)	(2,055,992)	(1,056,428)	(1,901,669)	(1,594,926)	(1,364,847)	(664,280)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	2,568,919	1,540,113	1,076,297	1,360,508	1,530,131	786,225	1,971,916	1,594,330	1,561,867	624,831
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	186,325	211,068	17,392	15,194	(872,284)	(1,035,142)	423,886	268,176	44,064	30,128
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	192,722	200,076	51,745	8,605	(457,087)	(259,980)	402,914	192,742	(182,106)	(77,216)
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	0	0	0	0	0	0	0	0	0	(256,122)
CAP Amounts (as Calculated)	6,026,186	3,966,403	4,504,314	3,235,558	2,404,723	724,896	6,087,743	3,608,823	3,695,354	1,966,889

*
Amounts presented are averages for the entire group of non-PEO NEOs in each respective year.

(3)
The values disclosed in these TSR columns represent the measurement period value of an investment of $100 made on January 1, 2020 as of December 31, 2020, and then valued again on each of December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024.

(4)
The peer group used for purposes of this disclosure is the S&P 500 Household Durables Index, which we also utilize in the stock performance graph provided in our annual report pursuant to Item 201(e) of Regulation S-K.

(5)
Net earnings attributable to Mohawk Industries, Inc. as reported in our Consolidated Statements of Operations included in our Form 10-K.

(6)
Please see Annex A to this Proxy Statement for a reconciliation of Non-GAAP financial measures.

44 2025 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

REQUIRED RELATIONSHIP DESCRIPTIONS
CAP vs. TSR
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

CAP vs. Net Income
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

Mohawk Industries, Inc. | 2025 Proxy Statement 45

Executive Compensation

CAP vs. Adjusted EPS
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EPS

REQUIRED TABULAR DISCLOSURE OF MOST IMPORTANT MEASURES TO DETERMINE 2024 CAP
•
Adjusted EPS

•
Total Stockholder Return (TSR) as compared to the S&P 500

•
Adjusted Operating Income

Certain Relationships and Related Transactions

The Company’s written Related Person Transaction Policy (the “Policy”) can be obtained from the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.” The Policy includes guidelines for identifying, reviewing, approving and ratifying Related Person Transactions, as defined in the Policy. Related Person Transactions include any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was, is or will be a participant and the amount involved exceeds $120,000, and in which persons designated in the Policy had, have or will have a direct or indirect material interest. Related Person Transactions are submitted to the Audit Committee for consideration, approval or ratification, after consideration of the relevant facts and circumstances of a particular Related Person Transaction, including but not limited to:
(i)
the benefits to the Company;

(ii)
the impact on a director’s independence in the event the transaction involves a director or a person related to the director;

(iii)
the availability of other sources for comparable products or services;

(iv)
the terms of the transaction;

(v)
the terms available to unrelated third parties or to employees generally; and

(vi)
whether the potential Related Person Transaction is consistent with the Company’s Standards of Conduct and Ethics.

The wife of Mr. Wim Messiaen, Els Delcourt, is an employee in the Company’s Flooring Rest of the World segment, with €118,469 ($124,133) paid in compensation for 2024.
Compensation Committee Interlocks and Insider Participation

During 2024, Dr. Bogart and Messrs. Burris, Onorato and Runge served as members of the Compensation Committee. None of the Compensation Committee members was, during 2024 or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2024, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
46 2025 Proxy Statement | Mohawk Industries, Inc.

Stock Ownership Information
Principal Stockholders of the Company

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 28, 2025, by:
(i)
each person or entity who is known by the Company to beneficially own more than five percent (5%) of the outstanding shares of the Common Stock,

(ii)
each of the Company’s directors and nominees,

(iii)
each of the named executive officers, and

(iv)
all of the Company’s directors and executive officers as a group.

Unless otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (#)	Percent of Class
Jeffrey S. Lorberbaum(1) 160 South Industrial Boulevard Calhoun, Georgia 30701	10,054,033	16.1%
Aladdin Partners, L.P.(2) 160 South Industrial Boulevard Calhoun, Georgia 30701	8,182,285	13.1%
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	6,265,825	10.0%(9)
BlackRock, Inc.(4) 50 Hudson Yards New York, New York 10001	3,321,230	5.3%(9)
JP Morgan Chase & Co.(5) 383 Madison Avenue New York, NY 10179	3,170,180	5.1%(9)
Bruce C. Bruckmann(6)	304,681	*
Bernard P. Thiers(7)	209,020	*
W. Christopher Wellborn	167,122	*
Paul De Cock	37,176	*
Joseph A. Onorato	24,296	*
Mauro Vandini	12,307
Karen A. Bogart	15,637	*
William H. Runge III	12,051	*
John M. Engquist	7,109	*
James F. Brunk(8)	3,776	*
Jerry W. Burris	1,690	*
All directors and executive officers as a group (18 persons)	10,855,158	17.4%

*
Less than one percent.

(1)
Includes 8,182,285 shares held by Aladdin Partners, L.P. (see footnote 2). Also includes 77,575 shares owned by The Alan S. Lorberbaum Family Foundation of which Mr. Lorberbaum is a trustee and may share voting and investment power. Includes 453,074 shares held by JSL Legacy Fund, L.P., 420,668 shares held by Dalton Fund, L.P., and 19,140 shares held by Dalton Partners, L.P., over which Mr. Lorberbaum has voting and dispositive power. Includes 315,002 shares held by a family trust for the benefit of Mr. Lorberbaum over which Mr. Lorberbaum shares voting and dispositive power. Includes 140,000 shares owned by Cuddy Holdings LP (“Cuddy”). Mr. Lorberbaum owns one-third of the voting shares of Helm Management Corporation, which holds 1,646 shares and is the sole general partner of Cuddy, and may share voting and dispositive power with respect to all such shares. Includes 93,584 shares held by a family trust for the benefit of Ms. Suzanne Helen, Mr. Lorberbaum’s sister, and 396,435 shares held by SLH Partners, L.P., over which Ms. Helen has voting and dispositive power. Mark Lorberbaum, Mr. Lorberbaum’s brother, and

Mohawk Industries, Inc. | 2025 Proxy Statement 47

Stock Ownership Information

Ms. Helen each owns one-third of the voting shares of Helm Management Corporation, which is the sole general partner of Cuddy, and may share voting and dispositive power with respect to all such shares. Mr. Lorberbaum disclaims beneficial ownership of all shares described above to the extent he does not have a pecuniary interest. Includes 194 shares held in the Company’s 401(k) Plan and 33,651 shares directly held.
(2)
ASL Management Corp. is a general partner of Aladdin Partners, L.P. and shares voting and investment power with respect to these shares. Mr. Lorberbaum is the owner of 100% of the outstanding voting stock of ASL Management Corp. and may share voting and investment power with respect to these shares. Each of ASL Management Corp. and Mr. Lorberbaum disclaim beneficial ownership of the shares held by Aladdin Partners, L.P. to the extent they do not have a pecuniary interest.

(3)
Based upon an amended Schedule 13G filed with the SEC on March 6, 2025 by The Vanguard Group.

(4)
Based upon an amended Schedule 13G filed with the SEC on January 31, 2024 by BlackRock, Inc.

(5)
Based upon a Schedule 13G filed with the SEC on February 10, 2025 by JPMorgan Chase & Co.

(6)
Includes 4,350 shares held by a trust for the benefit of Katherine Sherrill, 4,350 shares held by a trust for the benefit of Stephen C. Sherrill, Jr. and 4,350 shares held by a trust for the benefit of William D. Sherrill, over which Mr. Bruckmann may share voting and dispositive power with respect to all such shares. Mr. Bruckmann disclaims beneficial ownership of all shares described above to the extent he does not have a pecuniary interest.

(7)
Includes 107,568 shares held by a family limited partnership that have been pledged as security for a bank guarantee.

(8)
Includes 185 shares held in the Company’s 401(k) Plan.

(9)
Ownership percentages are based on the assumption that the principal stockholder continued to own the number of shares reflected in the table above on March 28, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons or entities who own more than ten percent of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent stockholders are required by SEC regulation to timely furnish the Company with copies of all Section 16(a) reports they file. Suzanne Helen, a member of a group that holds greater than ten percent of the Company’s Common Stock, sold 700 shares of Common Stock on August 7, 2024. The transaction was reported on a Form 4 filed on August 13, 2024.
48 2025 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting
This Proxy Statement is furnished by and on behalf of the Board of Directors of Mohawk Industries, Inc. (“Mohawk” or the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Thursday, May 22, 2025, and at any and all adjournments or postponements thereof (the “Annual Meeting”).
The Company has elected to provide access to its proxy materials on the internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record (“Stockholders”) and beneficial owners. All Stockholders and beneficial owners may access the proxy materials at the Company’s website ir.mohawkind.com/proxy-materials. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
The Notice will be made available to Stockholders on or about April 4, 2025. You must be a Stockholder as of March 27, 2025 (the “Record Date”) to be entitled to vote at the Annual Meeting.
Questions and Answers

WHEN AND WHERE IS THE 2025 ANNUAL MEETING?

Date	Location
Thursday, May 22, 2025 10:00 a.m., local time	Mohawk Industries Headquarters 160 South Industrial Boulevard Calhoun, Georgia 30701
WHO MAY VOTE?

Stockholders are entitled to one vote for each share of Common Stock held. March 27, 2025 has been set as the Record Date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting and, accordingly, only holders of Common Stock of record at the close of business on that day are entitled to notice of and to vote at the Annual Meeting.
On the Record Date, there were 62,515,595 shares of Common Stock issued and outstanding held by approximately 202 Stockholders.
Record Date March 27, 2025
WHAT CONSTITUTES A QUORUM?
The presence of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or by proxy, will constitute a quorum. Shares of Common Stock represented by proxies at the meeting, including broker non-votes and abstentions, will be counted as shares present for purposes of establishing a quorum.
WHAT ITEMS ARE BEING VOTED UPON, AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The business of the meeting will be:
Proposals		Board Recommendation
1	Election of the nominees listed in this Proxy Statement as directors of the Company	FOR each director nominee
2	Ratification of KPMG LLP as the Company’s independent registered public accounting firm	FOR
3	Advisory vote on the approval of the Company’s executive compensation	FOR
Mohawk Industries, Inc. | 2025 Proxy Statement 49

Information about the Annual Meeting and Voting

WHAT ARE THE VOTES REQUIRED?
Once a quorum is established:
Proposals		Voting Requirements
1	Election of the nominees listed in this Proxy Statement as directors of the Company	The affirmative vote of a majority of the votes cast on the respective nominees at the Annual Meeting
2	Ratification of KPMG LLP as the Company’s independent registered public accounting firm	The affirmative vote of a majority of the votes cast
3	Advisory vote on the approval of the Company’s executive compensation	The affirmative vote of a majority of the votes cast
A majority of votes cast means that the number of votes cast “FOR” Proposals 1, 2 or 3 exceeds the number of votes cast “AGAINST” such proposal.
Shares represented by proxies that are marked “ABSTAIN” and broker non-votes will not be counted and will have no effect on the outcome of any of the proposals.
The election of directors (Proposal 1) and the advisory vote to approve executive compensation (Proposal 3) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2025 (Proposal 2) is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

The Board of Directors urges you to vote your shares. You may hold shares of Common Stock of record, through a bank or broker or through a company retirement plan. Voting instructions for each group of stockholders are set forth below.

HOW DO I VOTE?
Stockholders may vote by internet or written proxy. Proxies will be voted as specified by the Stockholders. Unless contrary instructions are specified, if a proxy card is executed and returned (and not revoked) before the Annual Meeting, the shares of Common Stock represented thereby will be voted FOR each director nominee and proposal.
Internet	Mobile Device	Telephone	Mail	At the Meeting
Go to www.proxyvote.com 24/7 and follow the instructions	Scan the QR code to go to www.proxyvote.com	Call toll-free 1 (800) 690-6903 or the telephone number on your voting instruction form	Sign, date and mail your proxy card in the postage-paid envelope provided	Attend the meeting and cast your ballot

•
By Internet.   Stockholders of record may vote by internet on the website identified on the Notice. Where requested, enter the 12 digit control number located on your Notice and follow the simple instructions for voting. For Stockholders that requested written proxy materials, control numbers and instructions for voting on the internet will be printed on the proxy card that will be included in the written materials. Internet voting is available 24 hours a day, 7 days a week until 11:59 p.m. New York time on May 21, 2025.

•
By Written Proxy.   Stockholders of record may vote by written proxy card. Stockholders that do not want to vote by internet may request a written proxy card by following the instructions on the Notice. Mark your selections on the proxy card, date and sign your name exactly as it appears on your proxy card, and mail the proxy card as directed.

•
Voting Shares Held by a Bank or Broker.   If your shares are held in the name of a bank, broker or other record holder, you may request a written proxy card or a vote instruction form from your bank, broker or other nominee. You may also vote by the method made available by your bank, broker or other nominee, in which case the bank, broker or other nominee will provide instructions.

•
Voting Shares Held in Retirement Plans.   If your shares are held through the Mohawk Industries Retirement Plan 1 and/or the Mohawk Industries Retirement Plan 2, you have the right to vote the shares credited to your individual account(s) under the plans. Participants that hold shares in one of the plans may provide direction to Broadridge Financial Solutions, Inc. (“Broadridge”), by the method made available by Broadridge. Unless otherwise required by law,

50 2025 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting

Broadridge will follow participant vote instructions received by 11:59 p.m. New York time on May 19, 2025. If voting instructions have not been received by that time and date, the shares credited to your account(s) will not be voted.
The voting procedures are designed to authenticate identities, to allow Stockholders, beneficial owners and plan participants to vote their shares, and to confirm that instructions have been recorded properly.
MAY I CHANGE MY VOTE?
A Stockholder’s submission of a signed proxy will not affect the right to attend and to later vote in person at the Annual Meeting. Stockholders who execute a proxy may revoke the proxy at any time before it is voted by:
(i)
filing a written revocation with the Secretary of the Company,

(ii)
executing a proxy bearing a later date, or

(iii)
attending and voting in person at the Annual Meeting.

Stockholder Proposals

Any proposal that a stockholder desires to include in the Company’s proxy statement for presentation at the 2026 Annual Meeting must be received by the Company at Mohawk Industries, Inc., P.O. Box 12069, 160 South Industrial Boulevard, Calhoun, Georgia 30703, Attention: Secretary, on or before December 5, 2025 and must comply with the requirements of SEC Rule 14a-8. Any stockholder who intends to present a director nomination or other proposal at the 2026 Annual Meeting, other than through inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, must provide the Company with advance notice of such nomination or other stockholder proposal no earlier than December 5, 2025, and no later than January 4, 2026 and must provide all of the information specified under the Company’s Bylaws. A copy of the Company’s bylaws may be obtained by written request at Mohawk Industries, Inc., P.O. Box 12069, 160 South Industrial Boulevard, Calhoun, Georgia 30703, Attention: Secretary. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 23, 2026.
Other Matters

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting or are incidental to the conduct of the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.
PROXY SOLICITATION
The Company will bear the cost of the solicitation of proxies on behalf of the Company. Directors, officers and other employees of the Company may, without additional compensation except for reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company has retained Georgeson LLC to provide proxy advisory services for a fee of not more than $13,500 plus expenses. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company’s proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
HOUSEHOLDING
As permitted by the Exchange Act, only one copy of this proxy statement or Notice is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies. This is known as householding. The Company will promptly deliver, upon oral or written request, a separate copy of the materials to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to Broadridge Financial Solutions, Inc. (“Broadridge”) at:
(866) 540-7095	Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement or Notice may also contact Broadridge to request that only a single copy of the materials be mailed in the future. Beneficial owners should contact their broker, bank or other nominee.
Mohawk Industries, Inc. | 2025 Proxy Statement 51

Information about the Annual Meeting and Voting

VOLUNTARY ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

GO PAPERLESS

Mohawk's commitment to the environment

As the global flooring leader, Mohawk is committed to growing its business sustainably, conducting business responsibly and advancing product circularity through innovation. Mohawk's sustainability strategies are the basis for the better future the Company and its employees are committed to building together.

You can help. The Company encourages stockholders to enroll in voluntary electronic delivery of future proxy materials. Electronic delivery allows the Company to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

Go to www.proxyvote.com

Scan the QR code with your mobile device

Faster	Economical	Cleaner	Convenient

Environmental Impact Statement. Combined with your adoption of electronic delivery of proxy materials, and the elimination of 15,595 sets of proxy materials, the Company can reduce the impact on the environment by:
using approximately 20 fewer tons of wood	saving approximately 107,000 gallons of water, or the equivalent of the amount of water used by 77 washing machines for one full year
using approximately 127 million fewer BTUs, or the equivalent of the amount of energy used by 152 residential refrigerators for one full year	eliminating approximately 5,880 pounds of solid waste
using approximately 89,800 fewer pounds of greenhouse gases, including CO2, or the equivalent of 8.2 automobiles running for one year	reducing hazardous air pollutants by 8 pounds
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy card to be signed representing your shares.
A list of stockholders entitled to be present and vote at the Annual Meeting will be available at the Company’s offices at 160 South Industrial Boulevard, Calhoun, Georgia 30701, for inspection by the stockholders during regular business hours from May 12, 2025, to the date of the Annual Meeting. The list also will be available during the Annual Meeting for inspection by stockholders who are present.
52 2025 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting

If you cannot be present in person, you are requested to vote promptly by internet. Or, if you requested a paper copy of your materials, you may complete, sign, date and return the enclosed proxy. An envelope has been provided for that purpose. No postage is required if mailed in the United States.
R. DAVID PATTON
Vice President — Business Strategy, General Counsel and Secretary
Calhoun, Georgia
April 4, 2025
Mohawk Industries, Inc. | 2025 Proxy Statement 53

Annex A — Non-GAAP Reconciliation
Reconciliation of Non-GAAP Measures

RECONCILIATION OF NET EARNINGS (LOSS) ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC. TO ADJUSTED NET EARNINGS ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC. AND ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC.
	For the Years Ended December 31,
(Amounts in millions, except per share data)	2024 ($)	2023 ($)
Net earnings (loss) attributable to Mohawk Industries, Inc.	517.7	(439.5)
Adjusting items:
Restructuring, acquisition and integration-related and other costs	94.4	129.3
Software implementation cost write-off	12.9	—
Inventory step-up from purchase accounting	—	4.5
Impairment of goodwill and indefinite-lived intangibles	8.2	877.7
Legal settlements, reserves and fees	9.9	87.8
Adjustments of indemnification asset	1.8	(3.0)
Income taxes – adjustments of uncertain tax position	(1.8)	3.0
Income taxes – impairment of goodwill and indefinite-lived intangibles	(1.9)	(12.8)
Income tax effect of foreign tax regulation change	2.9	(10.0)
Income tax effect of adjusting items	(26.9)	(50.0)
Adjusted net earnings attributable to Mohawk Industries, Inc.	617.2	587.0
Adjusted diluted earnings per share attributable to Mohawk Industries, Inc.	9.70	9.19
Weighted-average common shares outstanding – diluted	63.6	63.9
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
	For the Years Ended December 31,
(Amounts in millions)	2024 ($)	2023 ($)
Net cash provided by operating activities	1,133.9	1,329.2
(Less): Capital expenditures	(454.4)	(612.9)
Free cash flow	679.5	716.3
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME
	For the Years Ended December 31,
(Amounts in millions)	2024 ($)	2023 ($)
Operating income (loss)	694.7	(287.8)
Adjustments to operating income:
Restructuring, acquisition and integration-related and other costs	94.4	132.2
Software implementation cost write-off	12.9	—
Acquisition purchase accounting, including inventory step-up	—	4.5
Impairment of goodwill and indefinite-lived intangibles	8.2	877.7
Legal settlements, reserves and fees	9.9	87.8
Adjusted operating income	820.1	814.4
Net sales	10,836.9	11,135.1
Adjusted operating income as a percent of net sales	7.6%	7.3%
Mohawk Industries, Inc. | 2025 Proxy Statement A-1

Annex A — Non-GAAP Reconciliation

RECONCILIATION OF NET EARNINGS (LOSS) TO ADJUSTED EBITDA
	For the Years Ended December 31,
(Amounts in millions)	2024 ($)	2023 ($)
Net earnings (loss) including noncontrolling interests	517.7	(439.4)
Adjusting items:
Interest expense	48.5	77.5
Income tax expense	128.2	84.9
Net income attributable to non-controlling interest	(0.1)	(0.1)
Depreciation and amortization	638.3	630.3
EBITDA	1,332.6	353.2
Adjusting items:
Restructuring, acquisition and integration-related and other costs	61.7	96.2
Software implementation cost write-off	12.9	—
Inventory step-up from purchase accounting	—	4.5
Impairment of goodwill and indefinite-lived intangibles	8.2	877.7
Legal settlement, reserves and fees	9.9	87.8
Release of indemnification asset	1.8	(2.9)
Adjusted EBITDA	1,427.1	1,416.5
Net sales	10,836.9	11,135.1
Adjusted EBITDA as a percent of net sales	13.2%	12.7%
RECONCILIATION OF SEGMENT OPERATING INCOME (LOSS) TO ADJUSTED SEGMENT OPERATING INCOME
	For the Years Ended December 31,
(Amounts in millions) GLOBAL CERAMIC	2024 ($)	2023 ($)
Operating income (loss)	249.5	(166.4)
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	29.0	37.0
Inventory step-up from purchase accounting	—	4.1
Impairment of goodwill	8.2	426.9
Software implementation cost write-off	5.1	—
Adjusted segment operating income	291.8	301.6
	For the Years Ended December 31,
(Amounts in millions) FLOORING NA	2024 ($)	2023 ($)
Operating income (loss)	238.5	(57.2)
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	24.2	51.7
Software implementation cost write-off	7.8	—
Impairment of indefinite-lived intangibles	—	215.8
Legal settlement, reserves and fees	1.9	(3.9)
Adjusted segment operating income	272.4	206.4
A-2 2025 Proxy Statement | Mohawk Industries, Inc.

Annex A — Non-GAAP Reconciliation

	For the Years Ended December 31,
(Amounts in millions) FLOORING ROW	2024 ($)	2023 ($)
Operating income (loss)	265.2	69.7
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	40.9	43.2
Acquisitions purchase accounting, including inventory step-up	—	0.4
Impairment of indefinite-lived intangibles	—	235.1
Adjusted segment operating income	306.1	348.4
	For the Years Ended December 31,
(Amounts in millions) CORPORATE AND INTERSEGMENT ELIMINATIONS	2024 ($)	2023 ($)
Operating loss	(58.5)	(133.9)
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	0.3	0.2
Legal settlements, reserves and fees, net of insurance proceeds	8.0	91.7
Adjusted segment operating income	(50.2)	(42.0)
The Company supplements its condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP, with certain non-GAAP financial measures. As required by the Securities and Exchange Commission rules, the tables above present a reconciliation of the Company’s non-GAAP financial measures to the most directly comparable US GAAP measure. Each of the non-GAAP measures set forth above should be considered in addition to the comparable US GAAP measure, and may not be comparable to similarly titled measures reported by other companies. The Company believes these non-GAAP measures, when reconciled to the corresponding US GAAP measure, help its investors as follows: Non-GAAP revenue measures that assist in identifying growth trends and in comparisons of revenue with prior and future periods and non-GAAP profitability measures that assist in understanding the long-term profitability trends of the Company’s business and in comparisons of its profits with prior and future periods.
The Company excludes certain items from its non-GAAP revenue measures because these items can vary dramatically between periods and can obscure underlying business trends. Items excluded from the Company’s non-GAAP revenue measures include: foreign currency transactions and translation and the impact of acquisitions.
The Company excludes certain items from its non-GAAP profitability measures because these items may not be indicative of, or are unrelated to, the Company’s core operating performance. Items excluded from the Company’s non-GAAP profitability measures include:
• restructuring, acquisition and integration-related and other costs, • legal settlements, reserves and fees, • impairment of goodwill and indefinite-lived intangibles,	• acquisition purchase accounting, including inventory step-up, • release of indemnification assets, and • the reversal of uncertain tax positions.
Mohawk Industries, Inc. | 2025 Proxy Statement A-3

FSC
www.fsc.org
MIX
Packaging from responsible sources
FSC® C161914

MOHAWK®
INDUSTRIES, INC.

160 South Industrial Boulevard | Calhoun, GA 30701 | (800) 241-4494 | mohawkind.com

UNILIN

SCAN TOVIEW MATERIALS & VOTEMOHAWK INDUSTRIES, INC. 160 SOUTH INDUSTRIAL BLVD CALHOUN, GEORGIA 30701VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V61887-P26348-Z89407KEEP THIS PORTION FOR YOUR RECORDSMOHAWK INDUSTRIES, INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR the following:1. Election of DirectorsNominees:For Against Abstain1a. Joseph A. Onorato 1b. William H. Runge III1c. W. Christopher Wellborn! ! !! ! !! ! !The Board of Directors recommends you vote FOR the following proposals:For Against Abstain2. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm.3. Advisory vote to approve executive compensation, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders.! ! !! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V61888-P26348-Z89407MOHAWK INDUSTRIES, INC. ANNUAL MEETING OF STOCKHOLDERSMAY 22, 2025 10:00 AM ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) James F. Brunk and R. David Patton, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of MOHAWK INDUSTRIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. ET, on May 22, 2025, at Mohawk Industries Headquarters, 160 South Industrial Blvd, Calhoun, Georgia 30701, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side